================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         AMERICAN PACIFIC CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         AMERICAN PACIFIC CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held March 10, 1998

     Notice is hereby given that the Annual Meeting of the Stockholders of American Pacific Corporation (the "Company") will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, on March 10, 1998, at 10:30 a.m. local time, for the following purposes:

     1. To elect four Class A Directors to serve for a term of three years expiring in 2001 and thereafter until their successors are duly elected and qualified; and

     2. To consider and act upon a proposal to approve the adoption of the American Pacific Corporation 1997 Stock Option Plan; and

     3. To consider and act upon a proposal to approve the grant of non-qualified stock options to the non-employee members of the Board of Directors currently holding office; and

     4. To consider and act upon a proposal to approve the grant of non-qualified stock options to John R. Gibson, Chief Executive Officer and President, and to David N. Keys, Senior Vice President and Chief Financial Officer; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters. The Board of Directors has fixed the close of business on Friday, February 6, 1998, as the date as of which the stockholders who are entitled to notice of, and to vote at, said meeting and any adjournment or adjournments thereof, are to be identified. Only persons who were stockholders of record as of the close of business on February 6, 1998 are entitled to notice of and to vote at the meeting and any adjournments thereof.

     All stockholders of the Company are cordially invited to attend the meeting in person. However, to assure that each stockholder's vote is counted at the meeting, stockholders are requested to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope provided. Stockholders who attend the Annual Meeting may vote in person at the Annual Meeting even if they have previously returned a proxy. If you receive more than one proxy because your shares are registered in different names or at different addresses, please sign and return each such proxy so that all of your shares may be represented at the Annual Meeting.

                                  By Order of the Board of Directors



                                  David N. Keys, Secretary

February 9, 1998

                                PROXY STATEMENT


                        ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                         AMERICAN PACIFIC CORPORATION
                     3770 HOWARD HUGHES PARKWAY, SUITE 300
                           LAS VEGAS, NEVADA  89109
                                (702) 735-2200

     The enclosed proxy is solicited on behalf of the Board of Directors of American Pacific Corporation, a Delaware Corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, March 10, 1998, at 10:30 a.m., local time, or at any adjournment(s) thereof. The Annual Meeting will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada. This Proxy Statement was first mailed to Stockholders of the Company on or about February 9, 1998, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997.

     At the Annual Meeting, the following matters will be considered and voted on:

     1. Proposal No. 1. Election of four Class A Directors to hold office until the 2001 Annual Meeting of Stockholders and thereafter until their successors shall have been duly elected and qualified; and

     2. Proposal No. 2. Approval of the adoption of the American Pacific Corporation 1997 Stock Option Plan; and

     3. Proposal No. 3. Approval of the grant of non-qualified stock options to the non-employee members of the Board of Directors currently holding office; and

     4. Proposal No. 4. Approval of the grant of non-qualified stock options to John R. Gibson, Chief Executive Officer and President, and to David
          N. Keys, Senior Vice President and Chief Financial Officer; and

     5. Such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The Board of Directors recommends that stockholders vote for Proposals Nos. 1, 2, 3 and 4. Officers and Directors of the Company, collectively owning, directly or indirectly, 476,749 shares, or 5.9 percent, of the Company's $.10 par value common stock (the "Common Stock") as of February 6, 1998 (the "Record Date"), have indicated that they intend to vote in favor of Proposals Nos. 1, 2, 3 and 4. The Company's principal executive offices are located at 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109, and its telephone number at that address is (702) 735-2200.

QUORUM AND VOTING RIGHTS

     Stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. On February 6, 1998, 8,137,537 shares of Common Stock were issued and outstanding. The holder of each share is entitled to cast one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

SOLICITATION OF PROXIES

     The solicitation of Proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees and other representatives of the Company and its subsidiary corporations, without compensation, may solicit proxies by telephone, telegraph, facsimile transmission, mail or personal interview. Arrangements will also be made with banks, brokerage firms and others to forward solicitation materials to the beneficial owners of shares held of record by them. The total cost of the solicitation process, including the reimbursement of the expenses of brokers and nominees, will be borne by the Company.

VOTING AND REVOCATION OF PROXIES; ADJOURNMENT

     Shares represented by valid proxies received by the Company will be voted in accordance with the specifications made therein by the stockholder. Any valid proxy that does not specify otherwise will (unless the proxy is validly revoked) be voted "for" Proposals Nos. 1, 2, 3 and 4 and, in the discretion of the proxy holders, on such other matters as may properly come before the Annual Meeting. Proposal No. 1 requires the affirmative vote of 80% of the shares of Common Stock present and voting at the Annual Meeting. According to the Bylaws of the Company, in the event that Proposal No. 1 does not receive the affirmative vote of 80% of such shares present and voting, the incumbent Directors will remain in office until the next annual meeting, at which time both the Class A Directors and the Class B Directors will stand for election. Proposals Nos. 2, 3 and 4 require the affirmative vote of a majority of the shares present and voting at the Annual Meeting. The Bylaws of the Company require that a quorum consisting of majority of the outstanding shares be present at the meeting, either in person or by proxy, to conduct business.

     The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the Proposals described above. A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Secretary of the Company at the Company's principal executive offices identified above prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date than that of the previous proxy. The mere presence of a stockholder at the Annual Meeting will not revoke a proxy previously given.

     In the event that sufficient votes in favor of Proposals Nos. 1, 2, 3 and 4 or any other agenda items are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting, whether or not a quorum is present. The persons named as proxies will vote in favor of any such proposed adjournments.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that "withhold authority to vote" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, the election of directors or the outcome of certain other matters.

     The election inspectors will treat shares referred to as "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, as to any matter as to which the broker has physically indicated on the proxy that the broker does not have discretionary authority to vote the shares, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of the most recent practicable date as to six persons known to the Company to own beneficially five percent or more of the outstanding Common Stock of the Company.

                              Name and Address                 Amount and Nature              % of Class
 Title of Class              of Beneficial Owner           of Beneficial Ownership(1)         Outstanding
---------------------------------------------------------------------------------------------------------
Common Stock                 Public School Employes'            2,142,857 /(2)/                  20.8%
                             Retirement System of the
                             Commonwealth of Pennsylvania
                             Five North 5th Street
                             Harrisburg, PA  17101

Common Stock                 Franklin Advisory Services, Inc.     797,800 /(3)/                   9.8%
                             One Parker Plaza, 16th Floor
                             Fort Lee, NJ  07024

Common Stock                 J. Ezra Merkin                       764,343 /(4)/                   9.4%
                             450 Park Avenue
                             New York, NY  10022

Common Stock                 Fred D. Gibson, Jr.                  499,812 /(5)/                   6.1%

Common Stock                 Dimensional Fund Advisors, Inc.      476,200 /(4)(6)/                5.9%
                             1099 Ocean Avenue
                             11th Floor
                             Santa Monica, CA  90401

Common Stock                 Kennedy Capital Management, Inc.     410,500 /(4)/                   5.0%
                             10829 Olive Blvd.
                             St. Louis, MO  63141

/(1)/ Except as otherwise indicated, each stockholder in the table exercises sole voting and investment power with respect to the Company's Common Stock indicated as beneficially owned by such stockholder.

/(2)/ This figure represents the number of shares that can be acquired upon the exercise of a warrant that was issued to the Public School Employes' Retirement System of the Commonwealth of Pennsylvania ("PSERS") on February 21, 1992, at the time PSERS acquired from the Company a $30,000,000 term note due February 21, 2002. The number of shares that can be purchased upon exercise of the warrant is the unpaid principal amount of the note divided by the warrant exercise price, which is $14.00 per share.

/(3)/ Information with respect to this stockholder was obtained from a Schedule 13G filed with the Securities and Exchange Commission on or about January 23, 1998.

/(4)/ Information with respect to this stockholder was obtained from a Form 13f filed with the Securities and Exchange Commission for the period ended September 30, 1997.

/(5)/ Includes 95,500 shares of Common Stock subject to options granted to Mr. Gibson pursuant to the Company's employee stock option plans, which options are exercisable within 60 days after February 6, 1998.

/(6)/ Dimensional Fund Advisors, Inc. has sole investment discretion with respect to 476,200 shares of the Company's Common Stock and has sole voting authority with respect to 307,500 of such shares and no voting authority with respect to 168,700 of such shares.

PROPOSAL NO. 1--ELECTION OF CLASS A DIRECTORS

     On January 13, 1998, the Board of Directors nominated the following persons, all of whom are presently Directors, for re-election to serve in the class and for the term indicated below, and until their respective successors have been elected and qualify:



                                                            To Serve Until
       Name                       Class of Director        Annual Meeting in
------------------                -----------------        ------------------
Thomas A. Turner                         A                        2001
John R. Gibson                           A                        2001
David N. Keys                            A                        2001
Eugene A. Cafiero                        A                        2001

     The Company's Certificate of Incorporation provides that the Company's Board of Directors is divided into three classes of not less than one nor more than four Directors. The Company's Board of Directors presently consists of four Class A Directors, four Class B Directors, and four Class C Directors. One Class of Directors is elected annually. Directors in a Class are elected for a term of office of three years and thereafter until a successor is duly elected and qualifies.

     The Board of Directors recommends that the stockholders vote "for" the above-named nominees. It is intended that the persons named in the accompanying proxy will vote for the election of those persons, unless the stockholder giving the proxy withholds authority to vote for one or more of them. The Board of Directors believes that each of the nominees will be available and able to serve as a Director, but if for any reason any of them is not, the persons named as proxy may exercise discretionary authority to vote for a substitute nominee (or substitute nominees) proposed by the Board of Directors. Proxies cannot be voted for a number of persons greater than the number of Class A nominees named herein.

     Information concerning the Directors of the Company, including the nominees, is set forth in the table that follows. This table also indicates the number of shares of Common Stock beneficially owned by each Director, or that such Director has the right to vote or the right to acquire within 60 days after February 6, 1998, and by all of the Directors and executive officers of the Company as a group, as of February 6, 1998.


                                                                            Stock Ownership
                                       Director                           Amount and Nature of     Percent of
         Name                Age        Since         Title of Class       Beneficial Ownership       Class
=============================================================================================================
NOMINEES FOR ELECTION
-------------------------------------------------------------------------------------------------------------
CLASS A DIRECTORS (TERM OF OFFICE EXPIRES IN 1998)

Thomas A. Turner              72        1986           Common Stock         32,633 /(1)/            /(2)/
John R. Gibson                60        1988           Common Stock        108,185 /(3)/              1.3%
David N. Keys                 41        1997           Common Stock        130,000 /(4)/              1.6%
Eugene A. Cafiero             71        1997           Common Stock          7,500 /(5)/            /(2)/
=============================================================================================================
CONTINUING MEMBERS OF THE BOARD
-------------------------------------------------------------------------------------------------------------
CLASS B DIRECTORS (TERM OF OFFICE EXPIRES IN 1999)
Norval F. Pohl                54        1986           Common Stock         12,500 /(1)/            /(4)/
C. Keith Rooker               60        1988           Common Stock         76,253 /(6)/            /(4)/
Jane L. Williams              59        1993           Common Stock         10,000 /(1)/            /(4)/
Jan H. Loeb                   39        1997           Common Stock          7,500 /(5)/            /(4)/
-------------------------------------------------------------------------------------------------------------
CLASS C DIRECTORS (TERM OF OFFICE EXPIRES IN 2000)
Fred D. Gibson, Jr.           70        1982           Common Stock          499,812 /(7)/            6.1%
Victor M. Rosenzweig          59        1988           Common Stock          11,400  /(1)/          /(4)/
Berlyn D. Miller              60        1993           Common Stock           11,655 /(1)/          /(4)/
Dean M. Willard               51        1997           Common Stock            9,500 /(5)/          /(4)/
-------------------------------------------------------------------------------------------------------------
All Directors and executive officers
as a group (13 persons)                                Common Stock          945,749 /(8)(9)/        11.0%
=============================================================================================================

/(1)/ Includes, with respect to each such Director, 5,000 shares of Common Stock subject to options, which options are exercisable within 60 days after February 6, 1998; and 5,000 shares of Common Stock subject to options, which options are exercisable within 60 days after February 6, 1998, subject to the approval by the stockholders of Proposal No. 3.

/(2)/  Less than 1%.

/(3)/ Includes, with respect to Mr. John R. Gibson, 55,000 shares subject to options, which options are exercisable within 60 days after February 6, 1998; and 25,000 shares of Common Stock subject to options, which options are exercisable within 60 days after February 6, 1998, subject to the approval by the stockholders of Proposal No. 4.

/(4)/ Includes, with respect to Mr. Keys, 110,000 shares of Common Stock subject to options, which options are exercisable within 60 days after February 6, 1998; and 20,000 shares of Common Stock subject to options, which options are exercisable within 60 days after February 6, 1998, subject to the approval by the stockholders of Proposal No. 4.

/(5)/ Includes, with respect to each such Director, 7,500 shares of Common Stock subject to options, which options are exercisable within 60 days after February 6, 1998, subject to the approval by the stockholders of Proposal No. 3.

/(6)/ Includes, with respect to Mr. Rooker, 65,000 shares subject to options, which options are exercisable within 60 days after February 6, 1998.

/(7)/ Includes, with respect to Mr. Fred D. Gibson, Jr., 95,500 shares subject to options, which options are exercisable within 60 days after February 6, 1998.

/(8)/ Includes, with respect to all Directors and executive officers as a group, an aggregate of 376,500 shares of Common Stock subject to options, which options are exercisable by such persons within 60 days after February 6, 1998; and 92,500 shares of Common Stock subject to options, which options are exercisable within 60 days after February 6, 1998, subject to the approval by the stockholders of Proposals Nos. 3 and 4.

/(9)/ Each Director and executive officer exercises sole voting and investment power with respect to the Common Stock indicated as beneficially owned by him.

THE DIRECTORS

     EUGENE A. CAFIERO was elected a Director of the Company in January 1997. Mr. Cafiero is currently Chairman of Voltarc Technologies, Inc., a major manufacturer of specialty lamps and wiring devices. From October 1986 until December 1993, Mr. Cafiero was Chairman, Chief Executive Officer and President of KD Holdings, Inc., a diversified manufacturing company specializing in electronics. Mr. Cafiero was previously Chief Executive Officer of Ariadne Australia, Ltd., a holding company with a diversified investment portfolio; President and Chief

Executive Officer of Mid-American Communications, a long distance telephone company; and President and Chief Operating Officer, and Vice Chairman of Chrysler Corporation. Mr. Cafiero also served as a member of the National Highway Traffic Safety Board during the Nixon Administration.

     FRED D. GIBSON, JR. has been a Director of the Company since 1982. Mr. Gibson served as Chief Executive Officer, Chairman of the Board and President of the Company and Chairman and Chief Executive Officer of each of the Company's subsidiaries, from 1985 to July 1997. Mr. Gibson has been a Director of Nevada Power Company for more than five years. Mr. Gibson is the brother of John R. Gibson.

     JOHN R. GIBSON has been a Director of the Company since 1988 and became Chief Executive Officer and President of the Company in July 1997. Mr. Gibson has also served as the Chief Executive Officer and President of each of the Company's subsidiary corporations since that date. Mr. Gibson was the Company's Vice President--Engineering & Operations from March 1992 to July 1997 and has been the President of American Azide Corporation, a wholly-owned subsidiary of the Company, since 1993. Prior to that time, Mr. Gibson was the Director of Modernization of USS-POSCO Industries, a fabricator of steel products, a position Mr. Gibson held for more than five years. Mr. Gibson is the brother of Fred D. Gibson, Jr.

     DAVID N. KEYS was elected a Director of the Company in July 1997. Mr. Keys is the Company's Senior Vice President, Chief Financial Officer, Secretary and Treasurer and has been employed by the Company since 1989. Prior to that time, Mr. Keys was a Certified Public Accountant with Deloitte, Haskins & Sells (now Deloitte & Touche, LLP) for more than five years.

     JAN H. LOEB was elected a Director of the Company in January 1997. Mr. Loeb is a Managing Director of Wasserstein Perella, a New York-based investment banking firm. He is a special situations analyst, and has previously provided analyst coverage of American Pacific Corporation to institutional investors and retail brokers. Mr. Loeb was employed by Legg Mason Wood Walker, Inc. from 1991 to 1994, and operated his own firm, Loeb Financial Services, from 1988 to 1991.

     BERLYN D. MILLER was elected a Director of the Company in November 1993. Mr. Miller was also a Director of Western Electrochemical Company, the Company's former principal operating subsidiary, from 1989 until 1995. Mr. Miller was the Chairman, President and Chief Executive Officer of ACME Electric of Las Vegas, Nevada, a construction contractor, until 1997, a position he held for more than five years. He is currently a business consultant.

     NORVAL F. POHL has been a Director of the Company since 1986. Dr. Pohl was also a Director of Western Electrochemical Company from 1989 until 1995. Dr. Pohl is the Vice President of Finance and Administration of the University of Nevada Las Vegas, and was formerly the Dean of the College of Business at the University of Nevada Las Vegas, a position he held for more than five years.
Dr. Pohl is also a Director of the Flagstaff Institute, in Flagstaff, Arizona.

     C. KEITH ROOKER has been a Director of the Company since 1988. Mr. Rooker was the Executive Vice President of the Company from 1988 to July 1997, and was also a Vice President of the Company from 1985 to 1988 and the Company's Secretary and General Counsel from 1985 to July 1997. Mr. Rooker is a Partner in the Las Vegas, Nevada law firm of Rooker & Gibson. The Company has retained and intends to retain this law firm during the current fiscal year.

     VICTOR M. ROSENZWEIG has been a Director of the Company since 1988. Mr. Rosenzweig has been a Partner in the New York, New York law firm of Olshan Grundman Frome & Rosenzweig LLP for more than five years. The Company has retained and intends to retain this law firm during the current fiscal year.

     THOMAS A. TURNER has been a Director of the Company since 1986. Before his retirement Mr. Turner was an officer and director of JMA Architects & Engineers, Inc., of Las Vegas, Nevada, for more than five years.

     DEAN M. WILLARD was elected a Director of the Company in January 1997. Mr. Willard is a consultant, business owner, and investor. He is also Chief Executive Officer of Advanced Chemistry & Technology, Inc., a manufacturer of specialty chemicals. From 1989 to 1993 Mr. Willard served as Chief Executive Officer, and until 1995 as Vice Chairman, of Courtaulds Aerospace, Inc., a provider of specialty chemical products in the aerospace industry. From 1972 to 1989 Mr. Willard served as President and Chief Executive Officer of Products Research & Chemical Corporation, a predecessor of Courtaulds Aerospace, Inc.

     JANE L. WILLIAMS was elected a Director of the Company in November, 1993. Ms. Williams was also a Director of Western Electrochemical Company from 1989 until 1995. Ms. Williams is the President, Chairman and Chief Executive Officer of TechTrans International of Houston, Texas, a provider of technical language support services, a position she has held for two years. Before founding TechTrans International, Ms. Williams was a consultant to businesses in the aerospace industry for more than five years.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has established several standing committees to assist the Board of Directors in its functions, namely, the Executive Committee, the Audit Committee, the Management and Compensation Committee, the Pension Plan Committee, the Environmental Oversight Committee and the Nominating Committee. The membership and functions of these committees are described below.

     EXECUTIVE COMMITTEE.  The Executive Committee is presently composed of Fred
D. Gibson, Jr., Chairman, John R. Gibson, Norval F. Pohl, Thomas A. Turner, and Berlyn D. Miller. The Executive Committee is authorized to exercise the power and authority of the Board of Directors with respect to the business of the Company to the extent permitted by the General Corporation Law of the State of Delaware. The Executive Committee operates on a standby basis when it is impractical for the Board of Directors to meet or to act by consent in the absence of a meeting. The Executive Committee held no meetings during the Company's fiscal year ended September 30, 1997.

     AUDIT COMMITTEE. The Audit Committee is presently composed of Berlyn D. Miller, Chairman, Norval F. Pohl, Victor M. Rosenzweig, Jan H. Loeb, Dean M. Willard and Jane L. Williams. David N. Keys acts as an ex officio member. The functions of the Audit Committee include making recommendations to the full Board of Directors concerning the engagement of the Company's independent public accountants, reviewing with the independent public accountants the results of the audit engagement, and reviewing the independence of the independent public accountants. In addition, the Audit Committee may review and represent the Board of Directors with respect to transactions involving management and related parties. The Audit Committee held three meetings during the Company's fiscal year ended September 30, 1997.

     MANAGEMENT AND COMPENSATION COMMITTEE. The Management and Compensation Committee is presently composed of Thomas A. Turner, Chairman, Norval F. Pohl, Berlyn D. Miller, Jane L. Williams, Fred D. Gibson, Jr., Dean M. Willard and C. Keith Rooker. John R. Gibson acts as an ex officio member. The functions of the Management and Compensation Committee include providing independent review of and making recommendations to the Board of Directors concerning the remuneration arrangements for senior management, executive officers and Directors, recommending compensation plans in which senior management and executive officers are eligible to participate, and assuring the development of management skills essential to the affairs of the Company. The Management and Compensation Committee held four meetings during the Company's fiscal year ended September 30, 1997.

     PENSION PLAN COMMITTEE. The Pension Plan Committee presently consists of Victor M. Rosenzweig, Chairman, John R. Gibson, Fred D. Gibson, Jr., Eugene A. Cafiero, David N. Keys, Dean M. Willard and Jan H. Loeb. The Pension Plan Committee administers the Company's defined benefit pension and employee stock ownership plans and oversees the performance of the managers of pension plan assets. The Pension Plan Committee held one meeting during the Company's fiscal year ended September 30, 1997.

     ENVIRONMENTAL OVERSIGHT COMMITTEE. The Environmental Oversight Committee consists of Eugene A. Cafiero, Chairman, Thomas A. Turner, Jan H. Loeb, Jane L. Williams, Victor M. Rosenzweig and C. Keith Rooker. The Environmental Oversight Committee oversees the Company's compliance with applicable environmental standards, statutes and regulations. The Environmental Oversight Committee held no meetings during the Company's fiscal year ended September 30, 1997.

     NOMINATING COMMITTEE. The Nominating Committee consists of Norval F. Pohl, Chairman, Eugene A. Cafiero, Fred D. Gibson, Jr., Berlyn D. Miller, and C. Keith Rooker. The function of the Nominating Committee is to identify and propose candidates to serve as Directors of the Company. Proposed nominees for membership on the Board of Directors submitted in writing by stockholders to the Secretary of the Company will be brought to the attention of the Nominating Committee. The Nominating Committee held nine meetings during the Company's fiscal year ended September 30, 1997.

     A total of ten regularly scheduled and special meetings of the Company's Board of Directors was held during the Company's fiscal year ended September 30, 1997. All Directors attended at least 75 percent of the aggregate of the total number of such meetings and of the total number of meetings of all committees of the Board of Directors on which each Director served that were held during the period of time each was a Director.

MANAGEMENT

Executive Officers

     The persons who were serving as executive officers of the Company as of September 30, 1997 are John R. Gibson, David N. Keys and James J. Peveler. All officers are elected annually by the Board of Directors and serve at the pleasure of the Board of Directors, or until their respective successors have been duly elected and qualify.


     For certain information concerning JOHN R. GIBSON and DAVID N. KEYS, see "The Directors," above.

     JAMES J. PEVELER, age 61, is the Company's Vice President and General Manager - Utah Operations. From 1989 to July 1997, Mr. Peveler was the President of Western Electrochemical Company. Mr. Peveler is the beneficial owner of 28,811 shares (less than 1%) of the Company's Common Stock (including 26,000 shares subject to options that are exercisable within 60 days after February 6, 1998), with respect to all of which shares he exercises sole investment and voting power.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning the compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer (the "Named Executive Officers").

                                                                                                    Long-Term
                                                        Annual Compensation /(1)/                  Compensation
                                      -----------------------------------------------------------------------------------
                                                                                                       Awards
                                                                                              ---------------------------
Name and                                                              Other Annual            Securities Underlying
Principal Position           Year      Salary ($)     Bonus ($)      Compensation ($)             Options (#)
------------------           ----      ----------     ---------      ----------------             -----------
FRED D. GIBSON, JR. /(2)/    1997       356,167         ---               ---                      60,500
Chairman of the Board, and   1996       419,001         ---               ---                         ---
 Chief Executive Officer     1995       421,451         ---                                        35,000
 and President (until July
 1997)

JOHN R. GIBSON /(2) (3)/     1997       157,433         ---               ---                     140,000
Chief Executive Officer      1996       149,033         ---               ---                         ---
 and President (from July    1995       148,140         ---               ---                      15,000
 1997)

C. KEITH ROOKER /(4)/        1997       275,105         ---               ---                      40,000
Executive Vice President,    1996       339,101         ---               ---                         ---
 Secretary and General       1995       339,101         ---               ---                      25,000
 Counsel (until July 1997)

DAVID N. KEYS                1997       199,540         ---               ---                     120,000
Senior Vice President,       1996       166,975         ---               ---                         ---
 Chief Financial Officer,    1995       154,100         ---               ---                      20,000
 Secretary and Treasurer

JAMES J. PEVELER             1997       169,240         ---               ---                      15,000
Vice President and General   1996       166,200         ---               ---                         ---
 Manager - Utah Operations   1995       166,200         ---               ---                      12,000


     /(1)/ The Company provides automobiles or an automobile allowance for certain of its executive officers. After reasonable inquiry, the Company has concluded that the aggregate amount of such compensation does not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the named executive officers.

     /(2)/ Fred D. Gibson, Jr. resigned as Chief Executive Officer and President in July 1997. The cash compensation reported for Fred D. Gibson, Jr. does not include compensation in the amount of $109,467, $149,267 and $150,250 paid during the Company's fiscal years ended September 30, 1997, 1996 and 1995, respectively, to Mr. Gibson's son, Fred D. Gibson, III, who resigned as president of a subsidiary of the Company in June 1997. The cash compensation reported for Mr. Gibson does not include compensation paid to Mr. Gibson's brother, John R. Gibson, or to Mr. Gibson's sister, Linda G. Ferguson, who is the Company's Vice President of Administration.

     /(3)/ The cash compensation reported for Mr. John R. Gibson does not include compensation paid to Mr. Gibson's son, Jeff Gibson, who is employed in an operating division of the Company.

     /(4)/  Mr. Rooker resigned as an officer of the Company in July 1997.

EMPLOYMENT AGREEMENTS

     Mr. Rooker was employed under an employment agreement with the Company entered into in 1986 and provided legal services as general counsel pursuant to a retainer agreement with the Company. The employment and retainer agreements provided for the compensation disclosed above, as well as compensation increases not effected. The term of Mr. Rooker's employment and retainer agreements was five years (from June 1, 1986), extending automatically, in the absence of notice to the contrary, from year to year up to age 65. Pursuant to a settlement and severance agreement, effective July 17, 1997, Mr. Rooker resigned as an officer and employee of the Company; he will continue to receive payments thereunder until May 31, 2001 as if he were a full-time employee of the Company, beginning at a rate of $348,256 per year.

     Mr. Keys is employed under an employment agreement entered into in December 1994 providing for the compensation disclosed above, as well as any future compensation increases. The agreement provides for a term of three years, extending automatically, in the absence of notice to the contrary, from year to year up to age 65. Any termination by the Company of the employment agreement without good cause entitles Mr. Keys to receive all compensation to which he would be entitled under the employment agreement for the then remaining term of the agreement. A termination without good cause includes, unless Mr. Keys accepts such changes in writing, a reduction in title, a substantial change in duties, or a relocation.

     In July 1997, the Company entered into a consulting agreement with Fred D. Gibson, Jr. providing for payment of $10,000 per month for two years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     C. Keith Rooker filed a Form 4 late. The late Form 4 related to six transactions with respect to the Company's Common Stock.

STOCK OPTION PLANS

     In December 1997, the Board of Directors adopted, subject to stockholder approval under Proposal No. 2, the American Pacific Corporation 1997 Stock Option Plan (the "1997 Plan"). See Proposal No. 2 for a summary description of the 1997 Plan and Appendix A hereto for a complete copy thereof. In December 1997, options with respect to an aggregate of 55,000 shares were granted under the 1997 Plan to a consultant and to an employee of the Company, and in January 1998, options with respect to an aggregate of 49,000 shares were granted to 17 employees of the Company, in each case subject to stockholder approval of the 1997 Plan.

     In September 1991, the Company's Board of Directors adopted the American Pacific Corporation 1991 Nonqualified Stock Option Plan (the "1991 Plan" and, together with the 1997 Plan, the "Plans"). The 1991 Plan provided for the grant of options with respect to an aggregate of 500,000 shares of Common Stock. Options granted under the 1991 Plan are not intended to qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1991 Plan was approved by a vote of the stockholders of the Company in March 1992. Under the 1991 Plan options to purchase shares of Common Stock may be granted to key employees, including employees who are also Directors of the Company or of any of its subsidiaries. The 1991 Plan expired on December 31, 1996. As of September 30, 1997, options with respect to an aggregate of 500,000 shares of Common Stock had been granted and were outstanding under the 1991 Plan.

     In addition to the options outstanding under the Plans, in December 1994 the Company granted non-qualified stock options, at the then current fair market value of $7.50 per share, in respect of an aggregate of 35,000 shares of Common Stock to its then seven non-management directors pursuant to a non-discretionary plan under which 40,000 shares were reserved. All of such options are currently exercisable. In July 1989, the Company granted options in respect of a total of 100,000 shares to David N. Keys at the then current fair market value of $7.50 per share, 50,000 of which options were outstanding and exerciseable as of September 30, 1997. In July 1997, the Company granted options in respect of 100,000 shares to John R. Gibson and 80,000 shares to David N. Keys, at the then current fair market value of $7.125 per share. In May 1997, the Company granted stock options to its eight non-management Directors at the then current fair market value of $7.00 per share. The options granted in May and July 1997 were granted pursuant to separate stock option agreements and not pursuant to the Plans and are subject to stockholder approval, and are described in more detail, under Proposals Nos. 3 and 4, below, respectively.

     All of the Company's stock option plans and grants are currently administered by the Board of Directors. A Committee of non-management Directors will grant and administer incentive stock options under the 1997 Plan. See Proposal No. 2. The Board of Directors determines the types of options, identifies who shall receive options, the number of shares of Common Stock that may be purchased under options, the time and manner of exercise of options, and the exercise prices of options. The exercise price of options may not be less than 100% of fair market value of the underlying shares of Common Stock on the date of grant. The maximum term of each option is five years (10 years under the 1997 Plan) from the date the option first becomes exercisable. Payment for shares purchased upon exercise of options may be made in cash, by delivery of shares of Common Stock previously owned, or in other forms approved by the Board of Directors.

     In the event of a change in the number of outstanding shares of Common Stock, or in the event of another change affecting the Common Stock, such as a stock split, merger, consolidation, or declaration or a stock dividend, an appropriate adjustment will be made in the terms and conditions of options issued under the Plans and the other options referred to above and an appropriate adjustment will be made in the number of shares subject to options issued. Under the 1991 Plan and the non-Plan options referred to above, if the Company sells all or substantially all of its assets or stock by way of a sale, merger, consolidation, reorganization or liquidation, the options become immediately exercisable until the transaction is consummated. Options granted under the Plans may be exercised only while the optionee is employed by the Company and for 90 days thereafter unless termination of employment results from death of the optionee, in which case the options may be exercised within one year after the date of death.

     The following tables provide information with respect to the Named Executive Officers, concerning options granted and exercised during the Company's fiscal year ended September 30, 1997, and unexercised options held as of September 30, 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------

                                                                                          Potential Realized Value
                                                                                        at Assumed Annual Rates of
                                                                                        Stock Price Appreciation for
                                                       Individual Grants                        Option Term
                             ----------------------------------------------------------------------------------------
                                   Number of          % of Total
                                   Securities          Options
                                   Underlying         Granted to     Exercise or
                                Options Granted       Employees in   Base Price     Expiration
Name and                              (#)             Fiscal Year      ($/Sh)          Date        5% ($)    10% ($)
Principal Position
-------------------------------------------------------------------------------------------------------------------------
FRED D. GIBSON, JR.           30,250                   6.1%           $6.375         03/10/99      $19,766   $ 40,496
Chairman of the Board,        30,250                   6.1%           $6.375         03/10/99       19,766     40,496
 Chief Executive Officer
 and President (until
 July 1997)

JOHN R. GIBSON                20,000                   4.1%           $6.375         12/30/01       27,477     59,173
Chief Executive Officer       20,000                   4.1%           $6.375         12/30/02       35,226     77,840
and President (from July      25,000                   5.1%           $7.125         07/08/02       49,213    108,747
 1997)                        25,000                   5.1%           $7.125         07/08/03       60,580    137,434
                              25,000                   5.1%           $7.125         07/08/04       72,515    168,990
                              25,000                   5.1%           $7.125         07/08/05       85,047    203,702

C. KEITH ROOKER               20,000                   4.1%           $6.375         12/30/01       27,477     59,173
Executive Vice                20,000                   4.1%           $6.375         12/30/02       35,226     77,840
 President, Secretary
 and General Counsel
 (until July 1997)


DAVID N. KEYS                 20,000                   4.1%           $6.375         12/30/01       27,477     59,173
Senior Vice President,        20,000                   4.1%           $6.375         12/30/02       35,226     77,840
 Chief Financial              20,000                   4.1%           $7.125         07/08/02       39,370     86,998
 Officer, Secretary and       20,000                   4.1%           $7.125         07/08/03       48,464    109,947
 Treasurer                    20,000                   4.1%           $7.125         07/08/04       58,012    135,192
                              20,000                   4.1%           $7.125         07/08/05       68,037    162,961

JAMES J. PEVELER               7,000                   1.4%           $6.375         12/30/01        9,617     20,710
Vice President and             7,000                   1.4%           $6.375         12/30/02       12,329     27,244
 General Manager - Utah
 Operations
-----------------------------------------------------------------------------------------------------------------------

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FISCAL YEAR-END OPTION VALUES
                               ---------------------------------

                                                                   Number of Unexercised         Value of Unexercised
                                                                     Options at Fiscal           In-the-Money Options
                                                                         Year-End               at Fiscal Year-End(1)
                                                                            (#)                          ($)
                                                            -----------------------------------------------------------
                       Shares Acquired           Value                Exercisable/                  Exercisable/
Name                   on Exercise (#)         Realized ($)           Unexercisable                 Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Fred D. Gibson, Jr.         ---                   ---               70,250 / 30,250                   $38,110 / $35,922
John R. Gibson              ---                   ---               60,000 / 95,000                   $35,626 / $56,562
C. Keith Rooker           43,000              $142,437              45,000 / 20,000                   $25,313 / $23,750
David N. Keys               ---                   ---              110,000 / 80,000                   $36,875 / $50,000
James J. Peveler            ---                   ---               19,000 / 7,000                     $9,063 / $8,313
-----------------------------------------------------------------------------------------------------------------------

   /(1)/ On September 30, 1997, the closing price of the Company's Common Stock on the Nasdaq National Market was $7.5625.

RETIREMENT BENEFITS

  Under the Company's defined benefit pension plan, eligible employees, including employees who are Directors and executive officers, are entitled to receive a pension benefit based upon their years of service and their "average compensation." The term "average compensation" is defined to be the average of the employee's earnings for the five consecutive years of employment during which the employee's compensation was the highest, subject to applicable limitations provided by law. Prior to January 1, 1994 the applicable limitation on compensation was $200,000, adjusted for inflation. During the calendar year 1993 the $200,000 figure, adjusted for inflation, amounted to $235,840. Tax legislation that became effective on January 1, 1994 reduced this figure to $150,000, subject to adjustment for inflation in future years. The 1997 limitation on compensation was $160,000. The annual retirement benefit provided under the plan is two percent of each employee's "average compensation," plus
0.65 percent of each employee's "average compensation" in excess of the applicable covered compensation, for each year of service, up to 20. The covered compensation is derived from social security tables and depends upon each individual's year of birth. The maximum benefit under the defined benefit pension plan is limited to the lesser of 100 percent of average compensation or the sum of $90,000, as adjusted for inflation. The $90,000 limitation, adjusted for inflation, amounted to $125,000 for the calendar year 1997. Employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiary corporations, and are fully vested after seven years of service with the Company and its subsidiary corporations.

  The following table presents the noncontributory annual benefits payable for life under the Company's pension plan to employees, assuming normal retirement at age 65 during the Company's current fiscal year under a single life annuity. The amounts shown below represent the application of the pension plan formula to the amounts of compensation and years of service shown. The amounts shown below do not include social security benefits upon retirement. Nor does the Company's pension plan give credit for years of service in excess of 20. Benefits payable under the pension plan must be in compliance with the applicable guidelines or maximums prescribed in the Employee Retirement Income Security Act of 1974, as currently stated or as adjusted from time to time. The amounts shown below do not anticipate future changes in salary levels or inflation. All benefits shown are for an employee born in 1932 (age 65 in 1997). Benefits for employees born later may be lower.

                                              PENSION PLAN TABLE
                                              ------------------
                                                                           Years of Service
                                                   -----------------------------------------------------------
Average Compensation                                        15                    20                      25
--------------------                                     -------               -------                 -------
  $ 125,000                                              $ 47,231              $ 62,974                $ 62,974
    150,000                                                57,168                76,224                  76,224
    175,000                                                57,963                77,284                  77,284
    200,000                                                57,963                77,284                  77,284

  The credited years of service under the pension plan as of September 30, 1997 for each of the Company's Named Executive Officers is as follows: Fred D. Gibson, Jr., 41 years; C. Keith Rooker, 12 years; John R. Gibson, 6 years; David
N. Keys, 8 years; and James J. Peveler, 15 years.

  On November 7, 1994, the Board of Directors of the Company adopted the American Pacific Corporation Supplemental Executive Retirement Plan (the "SERP"). The SERP is designed to provide retirement benefits to designated executives to supplement the retirement benefits provided by the Company's pension plan. Fred D. Gibson, Jr., the Company's Chairman and former Chief Executive Officer and President, is the sole participant in the SERP at this time. The SERP provides for retirement benefits (inclusive of benefits payable under the Company's pension plan) equal to three percent of average annualized compensation during the 36 months of highest compensation ("Final Average Compensation") for service up to 15 years, plus one and one-half percent of Final Average Compensation for years of service exceeding 15 years, but not more than 35 years. Mr. Gibson was employed by the Company for more than 35 years, and therefore is entitled to the maximum annual benefit payable under the terms of the SERP, totaling 75 percent of Final Average Compensation. As of July 31, 1997, Mr. Gibson's Final Average compensation equaled $427,400. Using this figure as Final Average Compensation, Mr. Gibson's annual SERP benefit, in addition to his pension, was $126,287.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  For a description of certain transactions between the Company and certain executive officers and Directors, see "Compensation Committee Interlocks and Insider Participation," below.

REPORT OF THE MANAGEMENT AND COMPENSATION COMMITTEE

Executive Compensation Principles

  The Company's executive compensation program is based upon guiding principles designed to align executive compensation with the values, objectives, and business and financial performance of the Company, and to motivate the Company's officers and key employees to achieve the Company's goals of providing the Company's stockholders with a competitive return on their investments, while at the same time providing the Company's customers with quality products. Toward that end, the executive compensation program is designed to achieve the following objectives:

  . Attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company.

  . Promote a performance oriented environment that encourages Company and individual achievement.

  . Reward executive officers for long-term strategic management and the enhancement of stockholder value.

  . Provide levels of total compensation that are competitive with those provided by other companies with which the Company may compete for executive talent.

EXECUTIVE COMPENSATION PROGRAM

  The Company's executive compensation program consists of both cash and equity-based compensation. The Management and Compensation Committee of the Board of Directors is responsible for establishing and administering the policies that govern both cash and equity-based compensation. The Management and Compensation Committee is responsible for reviewing the executive compensation program on at least an annual basis to ensure conformance to the Company's executive compensation principles. Annual base salary increases reflect an individual's performance and contribution to the Company over several years.

  Cash Compensation. The base salaries of the Company's Chief Executive Officer and other executive officers as a group were established by the Management and Compensation Committee after considering rates of compensation then being paid by the Company, as well as salary trends and overall performance. Salary levels were also influenced by the Company's continuing focus on cost containment. Consequently, cash compensation paid to executive officers during the September 30, 1997 fiscal year was influenced more by these factors than by compensation levels for comparable positions in the industry. The Company does not have an annual bonus plan. Except as provided in the 1997 Plan (see Proposal No. 2), the Company has not established a policy with regard to Section 162(m) of the Code because the Company has not paid, and does not currently anticipate paying, compensation in excess of $1 million per annum to any employee.

  Equity-Based Compensation. The Company's stock option plans are designed to advance the long-term interests of the Company by aligning the long-term interests of the Company's executive officers with those of the Company's stockholders by providing executive officers with an opportunity to build a meaningful equity position in the Company. The Company has in the past made substantial grants of stock options to its executive officers. The Management and Compensation Committee may recommend additional grants of stock options in the future. In July 1997, options in the amount of 100,000 shares and 80,000 shares were granted to John R. Gibson and David N. Keys, respectively, at an exercise price of $7.125 per share. Those options are subject to stockholder approval under Proposal No. 4, below. In November and December 1996, options in respect of 312,000 shares were granted to executives and key employees, including 60,500 to Mr. Fred D. Gibson, Jr., 40,000 to Mr. Rooker, 40,000 to Mr. Keys, 40,000 to Mr. John R. Gibson and 14,000 to Mr. Peveler, all at an exercise price of $6.375 per share. No outstanding stock options were re-priced, amended or modified during the Company's fiscal year ended September 30, 1997.

                                         Management and Compensation Committee

                                         Thomas A. Turner, Chairman
                                         Fred D. Gibson, Jr.
                                         Norval F. Pohl
                                         Berlyn D. Miller
                                         Dean M. Willard
                                         Jane L. Williams
                                         C. Keith Rooker

COMPENSATION OF DIRECTORS

  Directors of the Company (other than Messrs. John R. Gibson, Keys and Rosenzweig) are compensated at the rate of $2,000 per quarter, plus $700 per meeting of the Company's Board of Directors attended, and $500 per committee meeting attended, and are reimbursed for expenses incurred in attending Directors' meetings. Committee chairmen receive an additional $200 per committee meeting attended and all non-employee members of the Executive Committee receive an additional $250 per month. Mr. Rosenzweig bills the Company at his customary rates for time spent on behalf of the Company (whether as a Director or in the performance of legal services for the Company) and is reimbursed for expenses incurred in attending Directors' meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Directors who served on the Management and Compensation Committee of the Company during the fiscal year ended September 30, 1997 were Fred D. Gibson, Jr., the Company's former Chief Executive Officer and President until July 1997,
C. Keith Rooker, the Company's former Executive Vice President, Secretary and General Counsel until July 1997, John R. Gibson, the Company's Chief Executive Officer and President, Thomas A. Turner, Norval F. Pohl, Berlyn D. Miller, Jane
L. Williams and Dean M. Willard.

Indebtedness of Directors and Executive Officers

  On September 28, 1994 Mr. Rooker borrowed the sum of $96,875 from the Company. Mr. Rooker used the amount borrowed to pay the exercise price of 25,000 options previously granted to him pursuant to the Company's 1988 Incentive Stock Option Plan. Mr. Rooker's loan is evidenced by an unsecured promissory note that bears interest at the prime rate and is payable on demand. The settlement and severance agreement with Mr. Rooker provides for payment of the balance owing on a schedule set forth in the agreements. As of December 31, 1997 the balance owing by Mr. Rooker under the promissory note, including accrued interest, was $96,875.

  During 1994 the Company loaned an aggregate of $552,592 to Fred D. Gibson, Jr., Chairman, and then President and Chief Executive Officer of the Company. Mr. Gibson's loan is evidenced by an unsecured promissory note that bears interest at the prime rate and is payable on demand. As of December 31, 1997, the balance owing by Mr. Gibson under the promissory note, including accrued interest, was $371,850.

  On June 16, 1993 James J. Peveler borrowed the sum of $100,000 from the Company. On September 27, 1993 Mr. Peveler borrowed an additional $40,000. Mr. Peveler's loans are evidenced by his unsecured promissory notes payable to the Company, which bear interest at the prime rate and are repayable upon demand.
As of December 31, 1997 the total balance owing by Mr. Peveler in respect of the two loans, including accrued interest, was $140,000.

Transactions with Management and Others

  The Company is the General Partner of Gibson Business Park Associates 1986-1, a Nevada limited partnership (the "Limited Partnership"). The Company owns a 70 percent interest in the capital and profits of the Limited Partnership. The remaining 30 percent is owned as follows: 10 percent by Fred D. Gibson, Jr., 10 percent by C. Keith Rooker, five percent by the estate of the late Audrey B. Gibson (the wife of deceased former officer and Director of the Company James I. Gibson and sister-in-law to Fred D. Gibson, Jr. and John R. Gibson), two percent by James B. Gibson, (a nephew of Fred D. Gibson, Jr. and John R. Gibson) and former associate General Counsel of the Company, two percent by Thomas A. Turner, and one percent by Thomas L. War (a former officer and Director of the Company).

     On July 31, 1990, the Company entered into a lease agreement with 3770 Hughes Parkway Associates Limited Partnership, a Nevada limited partnership ("Hughes Parkway"), pursuant to which the Company leased the third floor of a three-story building owned by Hughes Parkway. The Company presently utilizes the third floor of this building as office facilities. Hughes Parkway is a limited partnership of which Howard Hughes Properties, a Delaware limited partnership, is the general partner, and of which the Limited Partnership is the sole limited partner, owning a 33 percent interest in Hughes Parkway. Hughes Parkway financed the cost of construction of the building through contributions from its partners and through borrowing from an unrelated lender.

     The Limited Partnership purchased its interest in Hughes Parkway in July, 1990, by paying the sum of $1,040,490 in cash. A subsidiary of the Company contributed 70 percent of this amount and, accordingly, acquired a 70 percent interest in the Limited Partnership. The remaining 30 percent was contributed by the aforenamed limited partners in the Limited Partnership. The Limited Partnership and the limited partners are individually liable with respect to a portion of the borrowing from the unrelated lender. The partnership agreement for Hughes Parkway provides that if the lease agreement between the Company and Hughes Parkway should be terminated due to a default by the Company, Howard Hughes Properties can purchase the interest of the Limited Partnership in Hughes Parkway at a discount of as much as 25 percent. The Company has agreed to indemnify the Limited Partnership on account of any financial loss it may suffer as a result of this provision. The lease agreement and participation in the Hughes Parkway transaction were approved by the members of the Board of Directors who are not limited partners in the Limited Partnership or related parties.

PERFORMANCE GRAPH

  The following graph shows a five-year comparison of cumulative total returns for the Company's common stock, the Wilshire 5000 Index, and the Wilshire Chemicals Index.

                      FIVE YEAR CUMULATIVE TOTAL RETURNS

Measurement Period           CHEMICALS      WILSHIRE     AMER.
(Fiscal Year Covered)        RET            5000         PAC. RET.
-------------------          ----------     ---------     ----------
Measurement Pt- 9/30/92      $100           $100         $100
FYE  9/30/93                 $105           $117         $ 41
FYE  9/30/94                 $128           $120         $ 30
FYE  9/30/95                 $147           $155         $ 17
FYE  9/30/96                 $180           $185         $ 21
FYE  9/30/97                 $229           $255         $ 24

PROPOSAL NO.2 - APPROVAL OF 1997 STOCK OPTION PLAN

  In December 1997, the Board of Directors unanimously approved the American Pacific Corporation 1997 Stock Option Plan (the "1997 Plan") set forth in Appendix A to this proxy statement, subject to approval of the 1997 Plan by the stockholders of the Company. The following discussion of the 1997 Stock Option Plan is qualified in its entirety by reference to Appendix A.

  The purpose of the 1997 Plan is to provide additional incentive to the officers, directors and employees of the Company and its subsidiaries who are primarily responsible for the management and growth of the Company, and to consultants and advisors to the Company and its subsidiaries who otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ or retention of the Company and its subsidiaries and to stimulate their efforts on behalf of the Company and its subsidiaries, and to retain and attract to the employ of the Company and its subsidiaries persons of competence. The 1997 Plan provides for the grant of both "incentive stock options" and "nonqualified stock options." Any employee shall be eligible to receive incentive stock options or nonqualified stock options. Consultants and advisors to the Company or any of its subsidiaries and directors of the Company or any of its subsidiaries who are not employees shall be eligible to receive nonqualified stock options.

ADMINISTRATION

  A Committee (the "Committee"), to be appointed by the Board of Directors and composed of two or more non-management directors that are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" under Section 162(m) of the Code, will administer the granting of stock options under the 1997 Plan to officers, directors and employees of, and consultants and advisors to, the Company and its subsidiaries.

COMMON STOCK SUBJECT TO THE 1997 PLAN

  The 1997 Plan currently authorizes the issuance of a maximum of 325,000 shares of Common Stock. The maximum number of shares that may be subject to options granted under the 1997 Plan to any individual in any calendar year may not exceed 100,000 and the method of counting such shares shall conform to any requirements applicable to "performance-based" compensation under Section 162(m) of the Code. It is intended that compensation realized upon the exercise of options granted under the 1997 Plan will therefore be regarded as "performance-based" under Section 162(m) of the Code. See "Performance Based Compensation" below. If any option under the 1997 Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 1997 Plan.

  Non-qualified options to purchase an aggregate of 55,000 shares of Common Stock were granted in December 1997 under the 1997 Plan to a Company employee and to a consultant to the Company, subject to stockholder approval of the 1997 Plan. In January 1998 non-qualified options to purchase 49,000 shares were granted to 17 employees subject to stockholder approval of the 1997 Plan. The 1997 Plan will become effective upon such approval.

EXERCISE PRICE AND TERM

  The option price per share applicable to options granted under the 1997 Plan shall be determined by the Committee, but (i) as to an incentive stock option shall not be less than 100% of the fair market value per share of Common Stock on the date such option is granted and (ii) as to a nonqualified stock option, shall not be less than 100% of the fair market value on the date such option is granted. If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such options shall not be less than 100% of the fair market value on the date such option is granted. The Committee shall fix the term of each option, provided that the maximum length of the term of each option granted under the 1997 Plan shall be 10 years.

PERFORMANCE-BASED COMPENSATION

  Section 162(m) of the Code, in general, disallows the Company a federal income tax deduction for total remuneration in excess of $1 million paid to the Company's Chief Executive Officer or to any of the Company's four most highly compensated officers other than the Chief Executive Officer in any one year. However, Section 162(m) exempts "performance-based" compensation, such as stock option based compensation, if it is awarded under a stockholder-approved plan that meets certain requirements. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as "performance-based" compensation, provided that (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specific period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors," and (iv) the exercise price of the option is no less than fair market value of the stock on the date of grant. Accordingly, the 1997 Plan provides that the maximum number of shares that may be subject to options thereunder to any individual in any calendar year shall not exceed 100,000. It is intended that compensation realized upon the exercise of an option granted under the 1997 Plan to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers will therefore be regarded as "performance-based" under Section 162(m) of the Code and that such compensation may be deductible without regard to the limits of
Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. Incentive stock options granted under the 1997 Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code. Under present law, the grantee of an incentive stock option will not incur taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the Common Stock acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Common Stock acquired upon exercise of the incentive stock option, the optionee will recognize as ordinary income an amount equal to the lesser of (i) the gain realized by the optionee upon such disposition or
(ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount recognized by the optionee as ordinary income would be taxed as long-term, mid-term or short-term capital gain (subject to the holding period requirements for long-term, mid-term and short-term capital gain treatment).

  The exercise of an incentive stock option will generally result in the excess of the Common Stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an employee should discuss the possible application of the alternative minimum tax with his tax advisor.

  Non-Qualified Stock Options. Upon exercise of a non-qualified stock option, whether granted under the 1997 Plan or otherwise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount will increase the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the optionee will recognize short-term, mid-term or long-term gain or loss depending upon his holding period of the Common Stock and upon the subsequent appreciation or depreciation in the market value of the Common Stock. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, is required for approval of the 1997 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1997 STOCK OPTION PLAN.

PROPOSAL NO. 3 - APPROVAL OF THE GRANT OF NON-QUALIFIED STOCK OPTIONS TO THE NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS

Grant of Director Options

  In May 1997 the Board of Directors granted to the non-employee members of the Board of Directors stock options (the "Director Options") to purchase an aggregate of 95,000 shares of the Company's Common Stock at an exercise price of $7.00 per share, being the last reported sale price of the Company's Common Stock on the date of grant. Options to purchase an aggregate of 15,000 shares of the Company's Common Stock were granted to each of Messrs. Cafiero, Loeb and Willard and options to purchase an aggregate of 10,000 shares of the Company's Common Stock were granted to each of Messrs. Miller, Pohl, Rosenzweig and Turner and Ms. Williams. The Director Options are exercisable as to 50% of the shares covered thereby on each of May 21, 1997 and May 21, 1998. The exercise price is payable in cash or by delivery of shares of the Company's Common Stock having a fair market value equal to the exercise price provided such shares have been held by the optionee for at least six months prior to delivery. The exercise dates set forth above accelerate, and the Director Options become immediately exercisable in full, in the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or Common Stock of the Company, by means of sale, merger, reorganization or similar transaction ( a "Disposition Transaction"). The last reported sale price of the Company's Common Stock on January 22, 1998 was $6.75.

  Each of the Director Options expires five years after it first becomes exercisable, subject to earlier termination upon the earlier of consummation of a Disposition Transaction or two years after the optionee ceases to serve as an employee or Director of the Company, provided that an optionee who dies or becomes disabled while so serving or within 90 days after ceasing to serve is treated as having continued in the service of the Company until expiration of the last Director Option granted to such optionee.

  The Director Options are not transferable except to family members or trusts therefor, or by will or by the laws of descent and distribution.

PURPOSE OF DIRECTOR OPTIONS

  The purpose of granting the Director Options is to encourage the optionees to remain in the service of the Company and to give them added incentive to work toward the long-term growth and profitability of the Company.

FEDERAL INCOME TAX CONSEQUENCES

  The Director Options are non-qualified stock options. For a summary of the federal income tax consequences relating to non-qualified stock options, see Proposal No. 2 above.

REGISTRATION OF SHARES

  The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable upon exercise of the Director Options, subsequent to approval of the Director Options by the Company's stockholders.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, is required for approval of the grant of the Director Options.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE GRANT OF THE DIRECTOR OPTIONS.


PROPOSAL NO. 4 - APPROVAL OF THE GRANT OF NON-QUALIFIED STOCK OPTIONS TO TWO EXECUTIVE OFFICERS

Grant of Options

  In July 1997 the Board of Directors granted to John R. Gibson, Chief Executive Officer and President of the Company, and David N. Keys, Senior Vice President and Chief Financial Officer of the Company, stock options (the "Options") to purchase an aggregate of 100,000 and 80,000 shares of the Company's Common Stock, respectively, at an exercise price of $7.125 per share, being the last reported sale price of the Company's Common Stock on the date of grant. The Options are exercisable as to 25% of the shares covered thereby on each of July 8, 1997, July 8, 1998, July 8, 1999, and July 8, 2000. The exercise dates set forth above accelerate, and the Options become immediately exercisable in full, in the event the Company or its stockholders enter into an agreement to effect a Disposition Transaction.

  Each of the Options expires five years after it first becomes exercisable, subject to earlier termination upon the earlier of consummation of a Disposition Transaction or two years after the optionee ceases to serve as an employee or Director of the Company, provided that an optionee who dies or becomes disabled while so serving or within 90 days after ceasing to serve is treated as having continued in the service of the Company until expiration of the last Option granted to such optionee.

  The Options are not transferable except by will or by the laws of descent and distribution.

PURPOSE OF OPTIONS

  The purpose of granting the Options is to encourage the optionees to remain in the service of the Company and to give them added incentive to work toward the long-term growth and profitability of the Company.

FEDERAL INCOME TAX CONSEQUENCES

  The Options are non-qualified stock options. For a summary of the federal income tax consequences relating to non-qualified stock options, see Proposal No. 2, above.

Registration of Shares

  The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable upon exercise of the Options, subsequent to approval of the Options by the Company's stockholders.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, is required for approval of the grant of the Options.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE GRANT OF THE OPTIONS.


INDEPENDENT PUBLIC ACCOUNTANTS

  The accounting firm of Deloitte & Touche served as the Company's independent public accountants for the fiscal year ended September 30, 1997. It is expected that this firm will serve as such during the current fiscal year. The Audit Committee met and evaluated the performance of the independent public accountants and recommended that the Board of Directors approve the audit for fiscal year ended September 30, 1997. A representative of Deloitte & Touche is expected to attend the Annual Meeting and to have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

  If a stockholder wishes to have a proposal considered for inclusion in the Company's 1999 Annual Meeting of Stockholders and accompanying proxy solicitation materials, the proposal must be stated in writing and must be filed with the Secretary of the Corporation on or before September 30, 1998. The Board of Directors will review any proposal that is received by that date and will determine whether it should be included in the Company's 1999 Annual Meeting of Stockholders and proxy solicitation materials.

OTHER BUSINESS

  As of the date of this proxy statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                              By Order of the Board of Directors



                                  David N. Keys, Secretary

Dated: February 9, 1998

                                   APPENDIX A
                                   ----------


                          AMERICAN PACIFIC CORPORATION
                             1997 STOCK OPTION PLAN


1.  PURPOSE OF THE PLAN.

     This 1997 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of and as consultants and advisors to AMERICAN PACIFIC CORPORATION, a Delaware corporation with its principal office at 3770 Howard Hughes Parkway, Las Vegas, Nevada 89109 (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

     It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

     The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16
(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the code ("Section 162(m)"). In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this
Section 1.

2.  ADMINISTRATION OF THE PLAN.

     The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors that are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors"

(as such term is defined in Section 162 (m)), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

     Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall he fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall he conclusive on all parties.

     In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall he no such Committee, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company' s Chief
            --------  -------
Executive officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under
Section 162(m) may only be granted by the Committee.

3.  DESIGNATION OF OPTIONEES.

     The persons eligible for participation in the Plan as recipients of options (the "Optionees") shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number Of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may he granted an additional Option or Options, if the Committee shall so determine.


4.  STOCK RESERVED FOR THE PLAN.

     Subject to adjustment as provided in Section 7 hereof, a total of 325,000 shares of the Company's Common Stock, $0.10 par value per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 100,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162 (m). The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan.

5.  TERMS AND CONDITIONS OF OPTIONS.

     Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)  Option Price.  The purchase price of each share of Stock
               ------------
purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the option is granted; provided, however, that with respect to an Optionee who, at the time such
--------  -------
Incentive Option is granted, owns (within the meaning of Section 424 (d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an
                                                  --------  -------
Option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as performance-based compensation under Section

162(m), the exercise price of such Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in
Section 7 below. Fair Market Value means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of the securities exchange or automated quotation system on which the shares of Stock are listed.

          (b)  Option Term.  The term of each Option shall be fixed by the
               -----------
Committee, but no Option shall he exercisable more than 10 years after the date such Option is granted; provided, however, that the term of an Incentive Option
                        --------  -------
granted to an Optionee who, at the time such Incentive Option is granted owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall not exceed five years.

          (c)  Exercisability.  Subject to Section 5(j) hereof, options shall be
               --------------
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

          (d)  Method of Exercise.  Options to the extent then exercisable may
               ------------------
be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised). An optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record with respect thereto.

          (e)  Non-transferability of Options.  Options are not transferable and
               ------------------------------
may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

          (f)  Termination by Death.  Unless otherwise determined by the
               --------------------
Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

          (g)  Termination by Reason of Disability.  Unless otherwise determined
               -----------------------------------
by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three months after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the optionee Dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

          (h)  Termination by Reason of Retirement.  Unless otherwise determined
               -----------------------------------
by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three months after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

     For purposes of this paragraph (h), Normal Retirement shall mean retirement from active employment with the Company or any subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65. Early Retirement shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

          (i)  Other Termination.  Unless otherwise determined by the Committee
               -----------------
at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may he exercised for the lesser of three months after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

          (j)  Limit on Value of Incentive Option.  The aggregate Fair Market
               ----------------------------------
Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

          (k)  Transfer of Incentive Option Shares.  The stock option agreement
               -----------------------------------
evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal income tax withholding required by law.

6.  TERM OF PLAN.

     No Option shall be granted pursuant to the Plan on or after December 14, 2007, but Options theretofore granted may extend beyond that date.

7.  CAPITAL CHANGE OF THE COMPANY.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

8.  PURCHASE FOR INVESTMENT.


     Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may he required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

9.  TAXES.

     The company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

10.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on December 15, 1997, provided however that the Plan shall subsequently be approved by majority vote of the Company's stockholders within one year of the date thereof.

11.  AMENDMENT AND TERMINATION.

     The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

          (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

          (b) materially increase the benefits accruing to the Optionee's under the Plan;

          (c) materially modify the requirements as to eligibility for participation in the Plan;

          (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

          (e) extend the term of any Option beyond that provided for in Section 5(b).

     The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

12.  GOVERNMENT REGULATIONS.

     The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and automated quotation systems as may be required.

13.  GENERAL PROVISIONS.

          (a)  Certificates.  All certificates for shares of Stock delivered
               ------------
under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or automated quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b)  Employment Matters.  The adoption of the Plan shall not confer
               ------------------
upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

          (c)  Limitation of Liability.  No member of the Board or the
               -----------------------
Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (d)  Registration of Stock.  Notwithstanding any other provision in
               ---------------------
the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions to the Company's transfer agents.

                                                                      APPENDIX B

                            STOCK OPTION AGREEMENT


          This Stock Option Agreement is made and entered into effective as of the 8/th/ day of July, 1997, by and between American Pacific Corporation, a Delaware corporation (the "Company"), and John R. Gibson, of Las Vegas, Nevada (the "Optionee").


                                   RECITALS:

          A. The Optionee is serving as President and Chief Executive Officer of the Company. The Company desires to encourage the ownership of its Common Stock by the Optionee, and to provide an incentive for the Optionee to assist in expanding and improving the growth, profitability and general prosperity of the Company and of its Subsidiary Corporations, and to stimulate the efforts of the Optionee by giving suitable recognition, in the form of compensation, to his abilities and industry, which contribute materially to the growth and profitability of the Company and of its Subsidiary Corporations.

          B. The Company has decided to grant to the Optionee the option to purchase shares of the Common Stock of the Company.

          C. The Company and the Optionee now desire to set forth the terms and conditions upon which the Optionee shall have the Option to purchase shares of the Common Stock of the Company, and certain terms and conditions that will govern the issuance, holding and exercise of such Options.


                                  PROVISIONS:

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties to this Option Agreement agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used in this Option Agreement, the following terms shall have the indicated meanings:

          1.01 Board of Directors. The term Board of Directors shall mean the
               ------------------
Board of Directors of the Company.

          1.02 Committee shall mean the Stock Option Committee of the Board of
               ---------
Directors of the Company referred to in Article II of this Option Agreement.

          1.03 Common Stock shall mean the common stock of the Company, par
               ------------
value ten cents ($0.10) per share.

          1.04 Company shall mean American Pacific Corporation, a Delaware
               -------
corporation.

          1.05 Disability shall mean a physical or mental condition that, based
               ----------
upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents the Optionee from satisfactorily performing his usual duties for the Company.

          1.06 Exercise Price shall mean the price for which an Option granted
               --------------
hereunder may be exercised, as provided in Section 3.02 of this Option
Agreement.

          1.07 Option shall mean the right to purchase shares of the Common
               ------
Stock of the Company, granted pursuant to the provisions of this Option
Agreement.

          1.08 Option Agreement or Agreement shall mean this Stock Option
               ----------------    ---------
Agreement.

          1.09 Optionee shall mean the Optionee identified above, to whom this
               --------
Option has been granted, upon the terms and conditions set forth in this Option Agreement.

          1.10 Subsidiary Corporations shall mean and include all corporations
               -----------------------
that join with the Company in, or would be eligible to join with the Company in, if timely and proper elections were made, the filing of a consolidated federal income tax return, under the applicable provisions of the Internal Revenue Code in effect from time to time.

          1.11 Value of a share of the Common Stock of the Company shall mean
               -----
the closing price of a share of the Company's Common Stock, as reported on the National Market System of the National Association of Securities Dealers, Inc. If a reported closing price is not available for the date on which the Common Stock is sought to be valued, the reported closing price for the next preceding business day shall be used. If reported closing prices are not available for either such date, the Value of a share of the Company's Common Stock shall be the arithmetic mean of the bid and asked prices of the Company's Common Stock, as published by the National Association of Securities Dealers, Inc., as of the date on which the Company's Common Stock is sought to be valued, or if quoted prices are not available as of such day, then the bid and asked prices as of the next preceding business day shall be used. If the Value cannot be determined under the preceding rules of this Section 1.11, the Value shall be the fair market value of the Company's Common Stock, determined under the method selected by the Committee. Unless modified by the Board of Directors, the Committee's good-faith determination of the Value of a share of the Company's Common Stock shall be conclusive, and shall be valid and binding upon all persons having any interest in any Option granted hereunder.

                                  ARTICLE II

                                ADMINISTRATION
                                --------------

          2.01 Committee.  Subject to the terms of the Plan, the Option granted
               ---------
pursuant to this Option Agreement shall be administered by the Stock Option Committee of the Board of Directors of the Company. If for any reason a Committee is not acting, the Board of Directors shall act as the Committee. All determinations, decisions, interpretations and other action made or taken with respect to the Option granted hereunder by the Committee shall be final and binding upon all persons having any interest in any Option granted pursuant hereto, unless otherwise determined by the Board of Directors. The Board of Directors shall have the power by appropriate action to reverse or modify any action taken by the Committee.

          2.02 Committee to Construe Agreement.  The Committee shall administer
               -------------------------------
the Option granted pursuant hereto, and shall have all powers necessary for that purpose, including but not limited to the power to interpret this Agreement and the power to determine the rights hereunder of all persons. The Committee shall maintain the records of the Company that relate to the Option granted pursuant hereto, and shall have the power to adjust its records as necessary to correct errors and rectify omissions, in the manner that the Committee believes will best result in the equitable administration of the Option granted pursuant hereto.

          2.03 Organization of Committee.  The Chairman of the Committee shall
               -------------------------
be the Chairman of the Board of Directors. The Committee may adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Option. The Committee may appoint agents, who need not be members of the Committee, to whom it may delegate such powers as it deems appropriate. The action of a majority of the members of the Committee shall be the action of the Committee.

          2.04 Indemnification of Committee Members.  The Company shall defend,
               ------------------------------------
indemnify and hold harmless each member of the Committee against any and all claims, loss, damages, expense and liability arising from any actual or alleged action or failure to act in connection with the administration of the Option granted pursuant hereto, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such Committee member.


                                  ARTICLE III

                             TERMS AND CONDITIONS
                             --------------------

          3.01 Number of Shares Subject to Option. The Company hereby grants to
               ----------------------------------
the Optionee, upon the terms and conditions set forth in this Option Agreement, the option to purchase One Hundred Thousand (100,000) shares of the Common Stock of the Company.

          3.02 Exercise Price.  The price for which each Option hereby granted
               --------------
to the Optionee may be exercised shall be $7.125 per share of the Common Stock of the Company, which amount represents the Value of a share of the Common Stock on the date of this Option Agreement.

          3.03 Time for Exercise.  The Option hereby granted to the Optionee
               -----------------
shall be exercisable at the following times:

          With respect to Twenty-five Thousand (25,000) shares of common stock, the Option shall be exercisable on or after the date of this Option Agreement;

          With respect to an additional Twenty-five Thousand (25,000) shares of common stock, the Option shall be exercisable on or after one year after the date of this Option Agreement.

          With respect to a third Twenty-five Thousand (25,000) shares of common stock, the Option shall be exercisable on or after two years after the date of this Agreement.

          With respect to the final Twenty-five Thousand (25,000) shares of common stock, the Option shall be exercisable on or after three years after the date of this Option Agreement.

The Option granted hereunder shall be exercisable for a period of five years after such Option first becomes exercisable in accordance with the foregoing provisions of this Section 3.03, unless the period of exercise is sooner terminated in accordance with the provisions of this Option Agreement. The Optionee shall have no right whatsoever to exercise the Option except during the times provided above.

          3.04 Restrictions on Transfers and Encumbrance.  During the lifetime
               -----------------------------------------
of the Optionee, the Option granted hereunder may not be sold, pledged, assigned, hypothecated, encumbered or transferred in any manner, either voluntarily or involuntarily, by operation of law or otherwise, except by will or by applicable laws of descent and distribution, and may be exercised during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative. Any Option that has not expired as of the date of the Optionee's death may be exercised after the Optionee's death only by the person or persons to whom the Optionee's interest in the Option have passed by will, by the terms of a family trust agreement or other like instrument or by applicable laws of descent and distribution.

          3.05 Exercise After Death or Disability.  In the event that the
               ----------------------------------
Optionee dies or becomes Disabled while in, or within ninety days after ceasing to be a Director of the Company, the Optionee shall be treated for all purposes of this Agreement as continuing in the service of the Company throughout the period ending on the date as of which the last Option granted to the Optionee hereunder would have expired under the provisions of this Article III but for the Optionee's death or Disability.

          3.06 Exercise Subject to Service.  The Optionee may exercise the
               ---------------------------
Option granted hereunder only if the Optionee has remained continuously in the service of the Company or as a Director since the date on which the Option sought to be exercised was granted to such Optionee, through a date that is not more than two years prior to the date on which the Option is sought to be exercised. The provisions of this Section shall not prevent the individual or entity to whom an Option has passed by will or by applicable laws of descent and distribution after the death of an Optionee from exercising the Option within the period of time during which the Option is otherwise exercisable under the provisions of this Option Agreement, if the Option was exercisable under all provisions of this Agreement (including the provisions of this Section 3.06) by the Optionee as of the date of the Optionee's death.


                                  ARTICLE IV

                            PROCEDURE FOR EXERCISE
                            ----------------------

          4.01 Time for Exercise.  Subject to the provisions of this Article IV,
               -----------------
the Option granted hereunder shall be exercisable only during the times provided in this Option Agreement.

          4.02 Exercise Upon Corporate Capital Transaction.  In the event that
               -------------------------------------------
the Company, its shareholders, or both, enter into a written agreement to dispose of all or substantially all of the assets or Common Stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or similar transaction (other than a reorganization, merger or consolidation effected solely to change the Company's name or state of incorporation), the Option issued pursuant to this Option Agreement shall become immediately exercisable, whether or not such Option was exercisable prior to such event, during the period of time beginning with the date on which the Company agrees in writing to enter into such transaction, and ending on the earlier of the date the Option would otherwise have expired or the date on which the transaction is consummated. Upon the consummation of the transaction, any unexercised portion of the Option issued hereunder shall terminate and cease to be effective. In the event that the agreement to enter into any such transaction is terminated, all unexercised portions of the Option shall revert to the status they had before the Company agreed to enter into the transaction in question. Any exercise of Option made before the agreement to enter into the transaction was terminated shall remain effective after the termination of the agreement, notwithstanding that the Option may have become exercisable solely by reason of the Company entering into the agreement.

          4.03 Withholding of Taxes.  The Optionee hereby agrees that the
               --------------------
Company may, if it elects to do so, withhold federal, state and other taxes attributable to taxable income realized by the Optionee upon the exercise of Option from any compensation or other payment payable to such Optionee by the Company.

          4.04 Exercise.  Subject to all other terms and provisions of this
               --------
Option Agreement, the Option granted hereunder shall be deemed to be exercised when written notice of exercise has been given to the Company by the Optionee or other person entitled to exercise the Option and full payment in cash or cash equivalents for the shares of Common Stock with respect to which the Option is exercised has been received by the Company. Until certificates have been issued for the number of Shares represented by the exercise of the Option, the Optionee shall have no right to vote, to receive dividends, or other right as a stockholder with respect to shares of Common Stock purchased through the exercise of the Option. Except as provided in Section 5.01 hereof, no adjustments shall be made for dividends or other rights declared or paid with respect to stock acquired through the exercise of the Option for which the record date is prior to the date on which a stock certificate for such shares is issued.

          4.05 Exercise in Installments.  Subject to Section 3.03, the Optionee
               ------------------------
may exercise the Option in installments, but only in units of whole shares of the Common Stock of the Company.

          4.06 Issuance of Certificates.  As soon as practicable after the
               ------------------------
Option has been exercised in accordance with the provisions of this Option Agreement, the Company shall, without transfer or issue tax or other charge to the Optionee, deliver to the Optionee at the principal business office of the Company, or at such other place as may be agreed, certificates representing the number of shares of Common Stock as to which the Option has been exercised. The Company may, however, postpone the time of delivery of certificates for such period of time as the Company may determine to be necessary for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange, of the National Association of Securities Dealers, Inc., or with any law or regulation applicable to the issuance or delivery of shares of the Company's Common Stock.


                                   ARTICLE V

                    RESTRICTIONS AND ADDITIONAL PROVISIONS
                    --------------------------------------

          5.01 Adjustments Upon Changes in Capitalization.  If the number of
               ------------------------------------------
outstanding shares of the Common Stock of the Company is increased or decreased, or if the Common Stock of the Company underlying the Option granted pursuant to the provisions of this Option Agreement is changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made by the Committee in the terms and conditions of the Options granted pursuant hereto, including the Exercise Price of the Option; provided, however, that no such adjustment need be made if, upon the advice of legal counsel to the Company, the Committee determines that any such adjustment could result in the recognition of federal taxable income by the Optionee, or by holders of Common Stock or other securities of the Company.

          5.02 Reservation of Shares of Common Stock.  The Company shall, at all
               -------------------------------------
times during the periods of time during which the Option may be exercised hereunder, reserve and keep available for issuance to the Optionee a number of shares of its Common Stock sufficient to satisfy all obligations of the Company hereunder.

          5.03 Restrictions on Issuance of Shares.  The Company shall use its
               ----------------------------------
best efforts to seek and to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the obligations of the Company under this Agreement. The inability of the Company to obtain authorization deemed to be necessary by the Company's legal counsel to the lawful issuance and sale of any shares of the Company's Common Stock shall relieve the Company of any liability for the nonissuance or nonsale of any Common Stock as to which the requisite approval or authorization shall not have been obtained.

          5.04 Representations and Warranties.  As a condition to the exercise
               ------------------------------
of the Option granted hereunder, the Committee may require the person exercising the Option to make any representations or warranties to the Company that legal counsel to the Company may determine to be required or advisable under any applicable law or regulation, including without limitation a representation and warranty that the shares of the Company's Common Stock being acquired are being acquired only for investment and without any present intention or view to sell or distribute any such shares.

          5.05 Optionee Rights.  No provision of this Agreement shall be deemed
               ---------------
to constitute a condition of the service or status of any Director. No provision of this Option Agreement shall be deemed to give to the Optionee any right to be retained in the service of the Company or of any Subsidiary Corporation in any capacity (whether as an employee, Director, independent contractor or otherwise), or to interfere in any way with the right of the Company and its Subsidiary Corporations at any time to remove any Director, or to discontinue using the services of any individual. The Optionee shall have no right or interest in any share of the Company's Common Stock prior to exercise of the Option, except as provided in this Option Agreement.

          5.06 Legends on Stock Certificates.  Unless an appropriate
               -----------------------------
registration statement is on file and effective with appropriate federal, state and local governmental authorities, each certificate representing Common Stock of the Company issued pursuant to the exercise of the Option shall be endorsed on its face with a legend similar to the following:

          Neither the Option pursuant to which the shares represented by this certificate are issued nor the shares represented hereby have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or with any state securities agency. The transfer or sale of the shares represented hereby without appropriate registration, or pursuant to an exemption from registration, is unlawful.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          6.01 Notices
               -------

          (a) All notices, demands or requests provided for or permitted to be given pursuant hereto must be in writing. All notices, demands and requests shall be deemed to have been properly given or served when deposited in the United States mail, addressed to the individual or entity to whom notice is given, postage prepaid and registered or certified with return receipt requested, at the last known address of such individual or entity.

          (b) By giving at least fifteen (15) days prior written notice, the Company, a Subsidiary Corporation and the Optionee shall have the right from time to time to change their addresses and to specify any other address within the United States of America.

          6.02 Titles and Captions.  All Article and Section titles and captions
               -------------------
in this Option Agreement are for convenience or reference only, and shall not be deemed part of this Option Agreement, and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

          6.03 Pronouns and Plurals.  Whenever the context may require, any
               --------------------
pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

          6.04 Applicable Law.  This Option Agreement shall be construed in
               --------------
accordance with and shall be governed by the laws of the State of Nevada.

          6.05 Binding Effect.  This Option Agreement shall be binding upon the
               --------------
Optionee and upon the Optionee's heirs, executors, administrators, successors, legal representatives and assigns.

          6.06 Creditors.  None of the provisions of this Option Agreement shall
               ---------
be for the benefit of or shall be enforceable by any creditor of the Optionee.

          6.07 Severability.  In the event that any condition, covenant or other
               ------------
provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Option Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

          6.08 Plan Controls.  This Option Agreement is subject to the terms and
               -------------
provisions of the Plan, and in the event of an inconsistency herewith, the terms of the plan shall control.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Option Agreement as of the date first set forth above.


                                   "Company"

                                        AMERICAN PACIFIC CORPORATION,
                                        a Delaware corporation


                                        By   /s/ John R. Gibson
                                        ------------------------------------
                                             John R. Gibson
                                             President

Attest:


/s/ C. Keith Rooker
----------------------------
C. Keith Rooker
Secretary


                                  "Optionee"



                                             /s/ John R. Gibson
                                        ------------------------------------
                                        John R. Gibson

                                        Address:   7409 Doe Avenue
                                                   Las Vegas, NV 89117

                                                                      APPENDIX C

                            STOCK OPTION AGREEMENT


          This Stock Option Agreement is made and entered into effective as of the 8/th/ day of July, 1997, by and between American Pacific Corporation, a Delaware corporation (the "Company"), and David N. Keys, of Las Vegas, Nevada (the "Optionee").


                                   RECITALS:

          A. The Optionee is serving as Chief Financial Officer of the Company. The Company desires to encourage the ownership of its Common Stock by the Optionee, and to provide an incentive for the Optionee to assist in expanding and improving the growth, profitability and general prosperity of the Company and of its Subsidiary Corporations, and to stimulate the efforts of the Optionee by giving suitable recognition, in the form of compensation, to his abilities and industry, which contribute materially to the growth and profitability of the Company and of its Subsidiary Corporations.

          B. The Company has decided to grant to the Optionee the option to purchase shares of the Common Stock of the Company.

          C. The Company and the Optionee now desire to set forth the terms and conditions upon which the Optionee shall have the Option to purchase shares of the Common Stock of the Company, and certain terms and conditions that will govern the issuance, holding and exercise of such Options.


                                  PROVISIONS:

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties to this Option Agreement agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used in this Option Agreement, the following terms shall have the indicated meanings:

          1.01 Board of Directors. The term Board of Directors shall mean the
               ------------------
Board of Directors of the Company.

          1.02 Committee shall mean the Stock Option Committee of the Board of
               ---------
Directors of the Company referred to in Article II of this Option Agreement.

          1.03 Common Stock shall mean the common stock of the Company, par
               ------------
value ten cents ($0.10) per share.

          1.04 Company shall mean American Pacific Corporation, a Delaware
               -------
corporation.

          1.05 Disability shall mean a physical or mental condition that, based
               ----------
upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents the Optionee from satisfactorily performing his usual duties for the Company.

          1.06 Exercise Price shall mean the price for which an Option granted
               --------------
hereunder may be exercised, as provided in Section 3.02 of this Option
Agreement.

          1.07 Option shall mean the right to purchase shares of the Common
               ------
Stock of the Company, granted pursuant to the provisions of this Option
Agreement.

          1.08 Option Agreement or Agreement shall mean this Stock Option
               ----------------    ---------
Agreement.

          1.09 Optionee shall mean the Optionee identified above, to whom this
               --------
Option has been granted, upon the terms and conditions set forth in this Option Agreement.

          1.10 Subsidiary Corporations shall mean and include all corporations
               -----------------------
that join with the Company in, or would be eligible to join with the Company in, if timely and proper elections were made, the filing of a consolidated federal income tax return, under the applicable provisions of the Internal Revenue Code in effect from time to time.

          1.11 Value of a share of the Common Stock of the Company shall mean
               -----
the closing price of a share of the Company's Common Stock, as reported on the National Market System of the National Association of Securities Dealers, Inc. If a reported closing price is not available for the date on which the Common Stock is sought to be valued, the reported closing price for the next preceding business day shall be used. If reported closing prices are not available for either such date, the Value of a share of the Company's Common Stock shall be the arithmetic mean of the bid and asked prices of the Company's Common Stock, as published by the National Association of Securities Dealers, Inc., as of the date on which the Company's Common Stock is sought to be valued, or if quoted prices are not available as of such day, then the bid and asked prices as of the next preceding business day shall be used. If the Value cannot be determined under the preceding rules of this Section 1.11, the Value shall be the fair market value of the Company's Common Stock, determined under the method selected by the Committee. Unless modified by the Board of Directors, the Committee's good-faith determination of the Value of a share of the Company's Common Stock shall be conclusive, and shall be valid and binding upon all persons having any interest in any Option granted hereunder.

                                  ARTICLE II

                                ADMINISTRATION
                                --------------

          2.01 Committee.  Subject to the terms of the Plan, the Option granted
               ---------
pursuant to this Option Agreement shall be administered by the Stock Option Committee of the Board of Directors of the Company. If for any reason a Committee is not acting, the Board of Directors shall act as the Committee. All determinations, decisions, interpretations and other action made or taken with respect to the Option granted hereunder by the Committee shall be final and binding upon all persons having any interest in any Option granted pursuant hereto, unless otherwise determined by the Board of Directors. The Board of Directors shall have the power by appropriate action to reverse or modify any action taken by the Committee.

          2.02 Committee to Construe Agreement.  The Committee shall administer
               -------------------------------
the Option granted pursuant hereto, and shall have all powers necessary for that purpose, including but not limited to the power to interpret this Agreement and the power to determine the rights hereunder of all persons. The Committee shall maintain the records of the Company that relate to the Option granted pursuant hereto, and shall have the power to adjust its records as necessary to correct errors and rectify omissions, in the manner that the Committee believes will best result in the equitable administration of the Option granted pursuant hereto.

          2.03 Organization of Committee.  The Chairman of the Committee shall
               -------------------------
be the Chairman of the Board of Directors. The Committee may adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Option. The Committee may appoint agents, who need not be members of the Committee, to whom it may delegate such powers as it deems appropriate. The action of a majority of the members of the Committee shall be the action of the Committee.

          2.04 Indemnification of Committee Members.  The Company shall defend,
               ------------------------------------
indemnify and hold harmless each member of the Committee against any and all claims, loss, damages, expense and liability arising from any actual or alleged action or failure to act in connection with the administration of the Option granted pursuant hereto, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such Committee member.


                                  ARTICLE III

                             TERMS AND CONDITIONS
                             --------------------

          3.01 Number of Shares Subject to Option. The Company hereby grants to
               ----------------------------------
the Optionee, upon the terms and conditions set forth in this Option Agreement, the option to purchase Eighty Thousand (80,000) shares of the Common Stock of the Company.

          3.02 Exercise Price.  The price for which each Option hereby granted
               --------------
to the Optionee may be exercised shall be $7.125 per share of the Common Stock of the Company, which amount represents the Value of a share of the Common Stock on the date of this Option Agreement.

          3.03 Time for Exercise.  The Option hereby granted to the Optionee
               -----------------
shall be exercisable at the following times:

          With respect to Twenty Thousand (20,000) shares of common stock, the Option shall be exercisable on or after the date of this Option Agreement;

          With respect to an additional Twenty Thousand (20,000) shares of common stock, the Option shall be exercisable on or after one year after the date of this Option Agreement.

          With respect to a third Twenty Thousand (20,000) shares of common stock, the Option shall be exercisable on or after two years after the date of this Agreement.

          With respect to the final Twenty Thousand (20,000) shares of common stock, the Option shall be exercisable on or after three years after the date of this Option Agreement.

The Option granted hereunder shall be exercisable for a period of five years after such Option first becomes exercisable in accordance with the foregoing provisions of this Section 3.03, unless the period of exercise is sooner terminated in accordance with the provisions of this Option Agreement. The Optionee shall have no right whatsoever to exercise the Option except during the times provided above.

          3.04 Restrictions on Transfers and Encumbrance.  During the lifetime
               -----------------------------------------
of the Optionee, the Option granted hereunder may not be sold, pledged, assigned, hypothecated, encumbered or transferred in any manner, either voluntarily or involuntarily, by operation of law or otherwise, except by will or by applicable laws of descent and distribution, and may be exercised during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative. Any Option that has not expired as of the date of the Optionee's death may be exercised after the Optionee's death only by the person or persons to whom the Optionee's interest in the Option have passed by will, by the terms of a family trust agreement or other like instrument or by applicable laws of descent and distribution.

          3.05 Exercise After Death or Disability.  In the event that the
               ----------------------------------
Optionee dies or becomes Disabled while in, or within ninety days after ceasing to be a Director of the Company, the Optionee shall be treated for all purposes of this Agreement as continuing in the service of the Company throughout the period ending on the date as of which the last Option granted to the Optionee hereunder would have expired under the provisions of this Article III but for the Optionee's death or Disability.

          3.06 Exercise Subject to Service.  The Optionee may exercise the
               ---------------------------
Option granted hereunder only if the Optionee has remained continuously in the service of the Company or as a Director since the date on which the Option sought to be exercised was granted to such Optionee, through a date that is not more than two years prior to the date on which the Option is sought to be exercised. The provisions of this Section shall not prevent the individual or entity to whom an Option has passed by will or by applicable laws of descent and distribution after the death of an Optionee from exercising the Option within the period of time during which the Option is otherwise exercisable under the provisions of this Option Agreement, if the Option was exercisable under all provisions of this Agreement (including the provisions of this Section 3.06) by the Optionee as of the date of the Optionee's death.


                                  ARTICLE IV

                            PROCEDURE FOR EXERCISE
                            ----------------------

          4.01 Time for Exercise.  Subject to the provisions of this Article IV,
               -----------------
the Option granted hereunder shall be exercisable only during the times provided in this Option Agreement.

          4.02 Exercise Upon Corporate Capital Transaction.  In the event that
               -------------------------------------------
the Company, its shareholders, or both, enter into a written agreement to dispose of all or substantially all of the assets or Common Stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or similar transaction (other than a reorganization, merger or consolidation effected solely to change the Company's name or state of incorporation), the Option issued pursuant to this Option Agreement shall become immediately exercisable, whether or not such Option was exercisable prior to such event, during the period of time beginning with the date on which the Company agrees in writing to enter into such transaction, and ending on the earlier of the date the Option would otherwise have expired or the date on which the transaction is consummated. Upon the consummation of the transaction, any unexercised portion of the Option issued hereunder shall terminate and cease to be effective. In the event that the agreement to enter into any such transaction is terminated, all unexercised portions of the Option shall revert to the status they had before the Company agreed to enter into the transaction in question. Any exercise of Option made before the agreement to enter into the transaction was terminated shall remain effective after the termination of the agreement, notwithstanding that the Option may have become exercisable solely by reason of the Company entering into the agreement.

          4.03 Withholding of Taxes.  The Optionee hereby agrees that the
               --------------------
Company may, if it elects to do so, withhold federal, state and other taxes attributable to taxable income realized by the Optionee upon the exercise of Option from any compensation or other payment payable to such Optionee by the Company.

          4.04 Exercise.  Subject to all other terms and provisions of this
               --------
Option Agreement, the Option granted hereunder shall be deemed to be exercised when written notice of exercise has been given to the Company by the Optionee or other person entitled to exercise the Option and full payment in cash or cash equivalents for the shares of Common Stock with respect to which the Option is exercised has been received by the Company. Until certificates have been issued for the number of Shares represented by the exercise of the Option, the Optionee shall have no right to vote, to receive dividends, or other right as a stockholder with respect to shares of Common Stock purchased through the exercise of the Option. Except as provided in Section 5.01 hereof, no adjustments shall be made for dividends or other rights declared or paid with respect to stock acquired through the exercise of the Option for which the record date is prior to the date on which a stock certificate for such shares is issued.

          4.05 Exercise in Installments.  Subject to Section 3.03, the Optionee
               ------------------------
may exercise the Option in installments, but only in units of whole shares of the Common Stock of the Company.

          4.06 Issuance of Certificates.  As soon as practicable after the
               ------------------------
Option has been exercised in accordance with the provisions of this Option Agreement, the Company shall, without transfer or issue tax or other charge to the Optionee, deliver to the Optionee at the principal business office of the Company, or at such other place as may be agreed, certificates representing the number of shares of Common Stock as to which the Option has been exercised. The Company may, however, postpone the time of delivery of certificates for such period of time as the Company may determine to be necessary for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange, of the National Association of Securities Dealers, Inc., or with any law or regulation applicable to the issuance or delivery of shares of the Company's Common Stock.


                                   ARTICLE V

                    RESTRICTIONS AND ADDITIONAL PROVISIONS
                    --------------------------------------

          5.01 Adjustments Upon Changes in Capitalization.  If the number of
               ------------------------------------------
outstanding shares of the Common Stock of the Company is increased or decreased, or if the Common Stock of the Company underlying the Option granted pursuant to the provisions of this Option Agreement is changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made by the Committee in the terms and conditions of the Options granted pursuant hereto, including the Exercise Price of the Option; provided, however, that no such adjustment need be made if, upon the advice of legal counsel to the Company, the Committee determines that any such adjustment could result in the recognition of federal taxable income by the Optionee, or by holders of Common Stock or other securities of the Company.

          5.02 Reservation of Shares of Common Stock.  The Company shall, at all
               -------------------------------------
times during the periods of time during which the Option may be exercised hereunder, reserve and keep available for issuance to the Optionee a number of shares of its Common Stock sufficient to satisfy all obligations of the Company hereunder.

          5.03 Restrictions on Issuance of Shares.  The Company shall use its
               ----------------------------------
best efforts to seek and to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the obligations of the Company under this Agreement. The inability of the Company to obtain authorization deemed to be necessary by the Company's legal counsel to the lawful issuance and sale of any shares of the Company's Common Stock shall relieve the Company of any liability for the nonissuance or nonsale of any Common Stock as to which the requisite approval or authorization shall not have been obtained.

          5.04 Representations and Warranties.  As a condition to the exercise
               ------------------------------
of the Option granted hereunder, the Committee may require the person exercising the Option to make any representations or warranties to the Company that legal counsel to the Company may determine to be required or advisable under any applicable law or regulation, including without limitation a representation and warranty that the shares of the Company's Common Stock being acquired are being acquired only for investment and without any present intention or view to sell or distribute any such shares.

          5.05 Optionee Rights.  No provision of this Agreement shall be deemed
               ---------------
to constitute a condition of the service or status of any Director. No provision of this Option Agreement shall be deemed to give to the Optionee any right to be retained in the service of the Company or of any Subsidiary Corporation in any capacity (whether as an employee, Director, independent contractor or otherwise), or to interfere in any way with the right of the Company and its Subsidiary Corporations at any time to remove any Director, or to discontinue using the services of any individual. The Optionee shall have no right or interest in any share of the Company's Common Stock prior to exercise of the Option, except as provided in this Option Agreement.

          5.06 Legends on Stock Certificates.  Unless an appropriate
               -----------------------------
registration statement is on file and effective with appropriate federal, state and local governmental authorities, each certificate representing Common Stock of the Company issued pursuant to the exercise of the Option shall be endorsed on its face with a legend similar to the following:

          Neither the Option pursuant to which the shares represented by this certificate are issued nor the shares represented hereby have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or with any state securities agency. The transfer or sale of the shares represented hereby without appropriate registration, or pursuant to an exemption from registration, is unlawful.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          6.01 Notices
               -------

          (a) All notices, demands or requests provided for or permitted to be given pursuant hereto must be in writing. All notices, demands and requests shall be deemed to have been properly given or served when deposited in the United States mail, addressed to the individual or entity to whom notice is given, postage prepaid and registered or certified with return receipt requested, at the last known address of such individual or entity.

          (b) By giving at least fifteen (15) days prior written notice, the Company, a Subsidiary Corporation and the Optionee shall have the right from time to time to change their addresses and to specify any other address within the United States of America.

          6.02 Titles and Captions.  All Article and Section titles and captions
               -------------------
in this Option Agreement are for convenience or reference only, and shall not be deemed part of this Option Agreement, and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

          6.03 Pronouns and Plurals.  Whenever the context may require, any
               --------------------
pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

          6.04 Applicable Law.  This Option Agreement shall be construed in
               --------------
accordance with and shall be governed by the laws of the State of Nevada.

          6.05 Binding Effect.  This Option Agreement shall be binding upon the
               --------------
Optionee and upon the Optionee's heirs, executors, administrators, successors, legal representatives and assigns.

          6.06 Creditors.  None of the provisions of this Option Agreement shall
               ---------
be for the benefit of or shall be enforceable by any creditor of the Optionee.

          6.07 Severability.  In the event that any condition, covenant or other
               ------------
provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Option Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

          6.08 Plan Controls.  This Option Agreement is subject to the terms and
               -------------
provisions of the Plan, and in the event of an inconsistency herewith, the terms of the plan shall control.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Option Agreement as of the date first set forth above.


                                   "Company"

                                        AMERICAN PACIFIC CORPORATION,
                                        a Delaware corporation


                                        By    /s/ John R. Gibson
                                          -------------------------------
                                                  John R. Gibson
                                                  President

Attest:


  /s/ C. Keith Rooker
-----------------------------
C. Keith Rooker
Secretary


                                  "Optionee"


                                        /s/ David N. Keys
                                        ---------------------------------
                                        David N. Keys

                                        Address:   1824 Glenview Drive
                                                   Las Vegas, NV 89134

                                                                      APPENDIX D

                            STOCK OPTION AGREEMENT


          This Stock Option Agreement is made and entered into effective as of the 21/st/ day of May, 1997, by and between American Pacific Corporation, a Delaware corporation (the "Company"), and (INSERT NAME & ADDRESS OF DIRECTOR) (the "Optionee").


                                   RECITALS:

          A. The Optionee is serving as a Director of the Company. The Company desires to encourage the ownership of its Common Stock by the Optionee, and to provide an incentive for the Optionee to assist in expanding and improving the growth, profitability and general prosperity of the Company and of its Subsidiary Corporations, and to stimulate the efforts of the Optionee by giving suitable recognition, in the form of compensation, to his abilities and industry, which contribute materially to the growth and profitability of the Company and of its Subsidiary Corporations.

          B. The Company has decided to grant to the Optionee the option to purchase shares of the Common Stock of the Company.

          C. The Company and the Optionee now desire to set forth the terms and conditions upon which the Optionee shall have the Option to purchase shares of the Common Stock of the Company, and certain terms and conditions that will govern the issuance, holding and exercise of such Options.


                                  PROVISIONS:

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties to this Option Agreement agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used in this Option Agreement, the following terms shall have the indicated meanings:

          1.01 Board of Directors. The term Board of Directors shall mean the
               ------------------
Board of Directors of the Company.

          1.02 Committee shall mean the Stock Option Committee of the Board of
               ---------
Directors of the Company referred to in Article II of this Option Agreement.

          1.03 Common Stock shall mean the common stock of the Company, par
               ------------
value ten cents ($0.10) per share.

          1.04 Company shall mean American Pacific Corporation, a Delaware
               -------
corporation.

          1.05 Disability shall mean a physical or mental condition that, based
               ----------
upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents the Optionee from satisfactorily performing his usual duties for the Company.

          1.06 Exercise Price shall mean the price for which an Option granted
               --------------
hereunder may be exercised, as provided in Section 3.02 of this Option
Agreement.

          1.07 Option shall mean the right to purchase shares of the Common
               ------
Stock of the Company, granted pursuant to the provisions of this Option
Agreement.

          1.08 Option Agreement or Agreement shall mean this Stock Option
               ----------------    ---------
Agreement.

          1.09 Optionee shall mean the Optionee identified above, to whom this
               --------
Option has been granted, upon the terms and conditions set forth in this Option Agreement.

          1.10 Subsidiary Corporations shall mean and include all corporations
               -----------------------
that join with the Company in, or would be eligible to join with the Company in, if timely and proper elections were made, the filing of a consolidated federal income tax return, under the applicable provisions of the Internal Revenue Code in effect from time to time.

          1.11 Value of a share of the Common Stock of the Company shall mean
               -----
the closing price of a share of the Company's Common Stock, as reported on the National Market System of the National Association of Securities Dealers, Inc. If a reported closing price is not available for the date on which the Common Stock is sought to be valued, the reported closing price for the next preceding business day shall be used. If reported closing prices are not available for either such date, the Value of a share of the Company's Common Stock shall be the arithmetic mean of the bid and asked prices of the Company's Common Stock, as published by the National Association of Securities Dealers, Inc., as of the date on which the Company's Common Stock is sought to be valued, or if quoted prices are not available as of such day, then the bid and asked prices as of the next preceding business day shall be used. If the Value cannot be determined under the preceding rules of this Section 1.11, the Value shall be the fair market value of the Company's Common Stock, determined under the method selected by the Committee. Unless modified by the Board of Directors, the Committee's good-faith determination of the Value of a share of the Company's Common Stock shall be conclusive, and shall be valid and binding upon all persons having any interest in any Option granted hereunder.


                                  ARTICLE II

                                ADMINISTRATION
                                --------------

          2.01 Committee.  Subject to the terms of the Plan, the Option granted
               ---------
pursuant to this Option Agreement shall be administered by the Stock Option Committee of the Board of Directors of the Company. If for any reason a Committee is not acting, the Board of Directors shall act as the Committee. All determinations, decisions, interpretations and other action made or taken with respect to the Option granted hereunder by the Committee shall be final and binding upon all persons having any interest in any Option granted pursuant hereto, unless otherwise determined by the Board of Directors. The Board of Directors shall have the power by appropriate action to reverse or modify any action taken by the Committee.

          2.02 Committee to Construe Agreement.  The Committee shall administer
               -------------------------------
the Option granted pursuant hereto, and shall have all powers necessary for that purpose, including but not limited to the power to interpret this Agreement and the power to determine the rights hereunder of all persons. The Committee shall maintain the records of the Company that relate to the Option granted pursuant hereto, and shall have the power to adjust its records as necessary to correct errors and rectify omissions, in the manner that the Committee believes will best result in the equitable administration of the Option granted pursuant hereto.

          2.03 Organization of Committee.  The Chairman of the Committee shall
               -------------------------
be the Chairman of the Board of Directors. The Committee may adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Option. The Committee may appoint agents, who need not be members of the Committee, to whom it may delegate such powers as it deems appropriate. The action of a majority of the members of the Committee shall be the action of the Committee.

          2.04 Indemnification of Committee Members.  The Company shall defend,
               ------------------------------------
indemnify and hold harmless each member of the Committee against any and all claims, loss, damages, expense and liability arising from any actual or alleged action or failure to act in connection with the administration of the Option granted pursuant hereto, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such Committee member.


                                  ARTICLE III

                             TERMS AND CONDITIONS
                             --------------------

          3.01 Number of Shares Subject to Option. The Company hereby grants to
               ----------------------------------
the Optionee, upon the terms and conditions set forth in this Option Agreement, the option to purchase Fifteen Thousand (15,000) shares of the Common Stock of the Company.

          3.02 Exercise Price.  The price for which each Option hereby granted
               --------------
to the Optionee may be exercised shall be $7.00 per share of the Common Stock of the Company, which amount represents the Value of a share of the Common Stock on the date of this Option Agreement.

          3.03 Time for Exercise.  The Option hereby granted to the Optionee
               -----------------
shall be exercisable at the following times:

          With respect to (INSERT NUMBER OF SHARES) (####) shares of common stock, the Option shall be exercisable on or after the date of this Option Agreement;

          With respect to the remaining (INSERT NUMBER OF SHARES) (####) shares of common stock, the Option shall be exercisable on or after one year after the date of this Option Agreement.

The Option granted hereunder shall be exercisable for a period of five years after such Option first becomes exercisable in accordance with the foregoing provisions of this Section 3.03, unless the period of exercise is sooner terminated in accordance with the provisions of this Option Agreement. The Optionee shall have no right whatsoever to exercise the Option except during the times provided above.

          3.04 Restrictions on Transfers and Encumbrance.  During the lifetime
               -----------------------------------------
of the Optionee, the Option granted hereunder may not be sold, pledged, assigned, hypothecated, encumbered or transferred in any manner, either voluntarily or involuntarily, by operation of law or otherwise, except to family members or trusts for such family members, affiliates of the Optionee or by will or by applicable laws of descent and distribution, and may be exercised during an Optionee's lifetime only by the Optionee, a permitted transferee or by the Optionee's legal representative. Any Option that has not expired as of the date of the Optionee's death may be exercised after the Optionee's death only by the person or persons to whom the Optionee's interest in the Option have passed by will, by the terms of a family trust agreement or other like instrument or by applicable laws of descent and distribution.

          3.05 Exercise After Death or Disability.  In the event that the
               ----------------------------------
Optionee dies or becomes Disabled while in, or within ninety days after ceasing to be a Director of the Company, the Optionee shall be treated for all purposes of this Agreement as continuing in the service of the Company throughout the period ending on the date as of which the last Option granted to the Optionee hereunder would have expired under the provisions of this Article III but for the Optionee's death or Disability.

          3.06 Exercise Subject to Service.  The Optionee may exercise the
               ---------------------------
Option granted hereunder only if the Optionee has remained continuously in the service of the Company or as a Director since the date on which the Option sought to be exercised was granted to such Optionee, through a date that is not more than two years prior to the date on which the Option is sought to be exercised. The provisions of this Section shall not prevent the individual or entity to whom an Option has passed by will or by applicable laws of descent and distribution after the death of an

Optionee from exercising the Option within the period of time during which the Option is otherwise exercisable under the provisions of this Option Agreement, if the Option was exercisable under all provisions of this Agreement (including the provisions of this Section 3.06) by the Optionee as of the date of the Optionee's death.


                                  ARTICLE IV

                            PROCEDURE FOR EXERCISE
                            ----------------------

          4.01 Time for Exercise.  Subject to the provisions of this Article IV,
               -----------------
the Option granted hereunder shall be exercisable only during the times provided in this Option Agreement.

          4.02 Exercise Upon Corporate Capital Transaction.  In the event that
               -------------------------------------------
the Company, its shareholders, or both, enter into a written agreement to dispose of all or substantially all of the assets or Common Stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or similar transaction (other than a reorganization, merger or consolidation effected solely to change the Company's name or state of incorporation), the Option issued pursuant to this Option Agreement shall become immediately exercisable, whether or not such Option was exercisable prior to such event, during the period of time beginning with the date on which the Company agrees in writing to enter into such transaction, and ending on the earlier of the date the Option would otherwise have expired or the date on which the transaction is consummated. Upon the consummation of the transaction, any unexercised portion of the Option issued hereunder shall terminate and cease to be effective. In the event that the agreement to enter into any such transaction is terminated, all unexercised portions of the Option shall revert to the status they had before the Company agreed to enter into the transaction in question. Any exercise of Option made before the agreement to enter into the transaction was terminated shall remain effective after the termination of the agreement, notwithstanding that the Option may have become exercisable solely by reason of the Company entering into the agreement.

          4.03 Withholding of Taxes.  The Optionee hereby agrees that the
               --------------------
Company may, if it elects to do so, withhold federal, state and other taxes attributable to taxable income realized by the Optionee upon the exercise of Option from any compensation or other payment payable to such Optionee by the Company.

          4.04 Exercise.  Subject to all other terms and provisions of this
               --------
Option Agreement, the Option granted hereunder shall be deemed to be exercised when written notice of exercise has been given to the Company by the Optionee or other person entitled to exercise the Option and full payment in cash or cash equivalents for the shares of Common Stock with respect to which the Option is exercised has been received by the Company. In lieu of cash, the purchase price may be satisfied by the delivery of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer stamps or cash in lieu thereof) owned by the Optionee for at least six months prior to such delivery and having a fair market value equal to the exercise price applicable to that portion of the Option being exercised. The fair market value of the common stock so delivered shall be the value of such common stock determined in accordance with Section 1.11 hereof on the date of delivery. Until certificates have been issued for the number of Shares represented by the exercise of the Option, the Optionee shall have no right to vote, to receive dividends, or other right as a stockholder with respect to shares of Common Stock purchased through the exercise of the Option. Except as provided in Section 5.01 hereof, no adjustments shall be made for dividends or other rights declared or paid with respect to stock acquired through the exercise of the Option for which the record date is prior to the date on which a stock certificate for such shares is issued.

          4.05 Exercise in Installments.  Subject to Section 3.03, the Optionee
               ------------------------
may exercise the Option in installments, but only in units of whole shares of the Common Stock of the Company.

          4.06 Issuance of Certificates.  As soon as practicable after the
               ------------------------
Option has been exercised in accordance with the provisions of this Option Agreement, the Company shall, without transfer or issue tax or other charge to the Optionee, deliver to the Optionee at the principal business office of the Company, or at such other place as may be agreed, certificates representing the number of shares of Common Stock as to which the Option has been exercised. The Company may, however, postpone the time of delivery of certificates for such period of time as the Company may determine to be necessary for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange, of the National Association of Securities Dealers, Inc., or with any law or regulation applicable to the issuance or delivery of shares of the Company's Common Stock.


                                   ARTICLE V

                    RESTRICTIONS AND ADDITIONAL PROVISIONS
                    --------------------------------------

          5.01 Adjustments Upon Changes in Capitalization.  If the number of
               ------------------------------------------
outstanding shares of the Common Stock of the Company is increased or decreased, or if the Common Stock of the Company underlying the Option granted pursuant to the provisions of this Option Agreement is changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made by the Committee in the terms and conditions of the Options granted pursuant hereto, including the Exercise Price of the Option; provided, however, that no such adjustment need be made if, upon the advice of legal counsel to the Company, the Committee determines that any such adjustment could result in the recognition of federal taxable income by the Optionee, or by holders of Common Stock or other securities of the Company.

          5.02 Reservation of Shares of Common Stock.  The Company shall, at all
               -------------------------------------
times during the periods of time during which the Option may be exercised hereunder, reserve and keep available for issuance to the Optionee a number of shares of its Common Stock sufficient to satisfy all obligations of the Company hereunder.

          5.03 Restrictions on Issuance of Shares.  The Company shall use its
               ----------------------------------
best efforts to seek and to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the obligations of the Company under this Agreement. The inability of the Company to obtain authorization deemed to be necessary by the Company's legal counsel to the lawful issuance and sale of any shares of the Company's Common Stock shall relieve the Company of any liability for the nonissuance or nonsale of any Common Stock as to which the requisite approval or authorization shall not have been obtained.

          5.04 Representations and Warranties.  As a condition to the exercise
               ------------------------------
of the Option granted hereunder, the Committee may require the person exercising the Option to make any representations or warranties to the Company that legal counsel to the Company may determine to be required or advisable under any applicable law or regulation, including without limitation a representation and warranty that the shares of the Company's Common Stock being acquired are being acquired only for investment and without any present intention or view to sell or distribute any such shares.

          5.05 Optionee Rights.  No provision of this Agreement shall be deemed
               ---------------
to constitute a condition of the service or status of any Director. No provision of this Option Agreement shall be deemed to give to the Optionee any right to be retained in the service of the Company or of any Subsidiary Corporation in any capacity (whether as an employee, Director, independent contractor or otherwise), or to interfere in any way with the right of the Company and its Subsidiary Corporations at any time to remove any Director, or to discontinue using the services of any individual. The Optionee shall have no right or interest in any share of the Company's Common Stock prior to exercise of the Option, except as provided in this Option Agreement.

          5.06 Legends on Stock Certificates.  Unless an appropriate
               -----------------------------
registration statement is on file and effective with appropriate federal, state and local governmental authorities, each certificate representing Common Stock of the Company issued pursuant to the exercise of the Option shall be endorsed on its face with a legend similar to the following:

          Neither the Option pursuant to which the shares represented by this certificate are issued nor the shares represented hereby have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or with any state securities agency. The transfer or sale of the shares represented hereby without appropriate registration, or pursuant to an exemption from registration, is unlawful.

It is understood however that upon stockholder approval of this Option as contemplated in Section 6.08 hereof, the Company will file a registration statement with the Securities and Exchange Commission registering the common stock issuable pursuant to this Option on Form S-8.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          6.01 Notices
               -------

          (a) All notices, demands or requests provided for or permitted to be given pursuant hereto must be in writing. All notices, demands and requests shall be deemed to have been properly given or served when deposited in the United States mail, addressed to the individual or entity to whom notice is given, postage prepaid and registered or certified with return receipt requested, at the last known address of such individual or entity.

          (b) By giving at least fifteen (15) days prior written notice, the Company, a Subsidiary Corporation and the Optionee shall have the right from time to time to change their addresses and to specify any other address within the United States of America.

          6.02 Titles and Captions.  All Article and Section titles and captions
               -------------------
in this Option Agreement are for convenience or reference only, and shall not be deemed part of this Option Agreement, and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

          6.03 Pronouns and Plurals.  Whenever the context may require, any
               --------------------
pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

          6.04 Applicable Law.  This Option Agreement shall be construed in
               --------------
accordance with and shall be governed by the laws of the State of Nevada.

          6.05 Binding Effect.  This Option Agreement shall be binding upon the
               --------------
Optionee and upon the Optionee's heirs, executors, administrators, successors, legal representatives and assigns.

          6.06 Creditors.  None of the provisions of this Option Agreement shall
               ---------
be for the benefit of or shall be enforceable by any creditor of the Optionee.

          6.07 Severability.  In the event that any condition, covenant or other
               ------------
provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Option Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

          6.08 Stockholder Approval.  This Option Agreement is subject to
               --------------------
approval and ratification by the stockholders of the Company, together with similar Option Agreements granted to non-management Directors on the date hereof.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Option Agreement as of the date first set forth above.


                                   "Company"

                                        AMERICAN PACIFIC CORPORATION,
                                        a Delaware corporation


                                        By
                                          ------------------------------------
                                                Fred D. Gibson, Jr.
                                                President

Attest:


-------------------------------
C. Keith Rooker
Secretary


                                  "Optionee"



                                        --------------------------------------

                                        --------------------------------------

                                        Address:
                                                 -----------------------------

                                                 -----------------------------

--------------------------------------------------------------------------------

                         AMERICAN PACIFIC CORPORATION

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 10, 1998

  The undersigned hereby appoints John R. Gibson and David N. Keys, and each of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend and vote all shares of Common Stock of American Pacific Corporation that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of American Pacific Corporation, a Delaware corporation, to be held on March 10, 1998 at 10:30 a.m., local time, at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, and at any adjournment or adjournments thereof, hereby revoking any proxy heretofore given.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[X]  Please mark your
     votes as in this
     example.

                                  WITHHOLD
                           FOR    AUTHORITY    NOMINEES:  Thomas A. Turner
 Proposal (1):             [_]      [_]                   John R. Gibson
     To elect Thomas                                      David N. Keys
     A. Turner, John R.                                   Eugene Caflero
     Gibson, David N. Keys and Eugene A. Cafiero, each to hold office until the 2001 Annual Meeting of Stockholders and thereafter until their successors have been duly elected and qualified: Approve the


                                                 FOR       AGAINST   ABSTAIN
PROPOSAL (2):  Approve the adoption of           [_]         [_]       [_]
               the American Pacific Corporation
               1997 Stock Option Plan.

PROPOSAL (3):  Approve the grant of non-         [_]         [_]       [_]
               qualified stock options to the
               non-employee members of the Board
               of Directors currently holding
               office.

PROPOSAL (4):  Approve the grant of non-         [_]         [_]       [_]
               qualified stock options to John R.
               Gibson, Chief Executive Officer
               and President, and to David N.
               Keys, Senior Vice President and
               Chief Financial Officer.


 For, all nominees except as noted below,
 _______________________________________________________________
 _______________________________________________________________

                    MARK BOX AT RIGHT IF ADDRESS CHANGE HAS BEEN       [_]
                    NOTED BELOW



                             NEW ADDRESS  ______________________________________

                             ___________________________________________________

                             YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.


Signature(s) of Stockholder(s) ____________________________  Date: _____________
NOTE: Please insert the date and sign your name exactly as it appears hereon. If shares are held jointly, each joint owner should sign. Executors, administrators, trustees, guardians, etc., should so indicate when signing. Corporations should sign full corporate name by an authorized officer. Partnerships should sign partnership name by an authorized person.

Unless the date has been inserted below, this Proxy shall be deemed to be dated for all purposes as of the date appearing on the postmark on the envelope with which it is enclosed. In such a case the Proxies named above are authorized to insert the date in accordance with these instructions.

            THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------